EXHIBIT 10.45

CONFORMED COPY

LINCARE HOLDINGS INC.

$125,000,000

Senior Secured Notes

$30,000,000

8.91% Senior Secured Notes, Series A

due September 15, 2003

$50,000,000

9.01% Senior Secured Notes, Series B

due September 15, 2004

$45,000,000

9.11% Senior Secured Notes, Series C

due September 15, 2005

NOTE PURCHASE AGREEMENT

Dated as of September 1, 2000

Series A PPN: Series B PPN: Series C PPN:	532791 A* 1 532791 A@ 9 532791 A# 7

i

	5.17.	Status under Certain Statutes	11
	5.18.	Environmental Matters	11
	5.19.	Solvency of Subsidiary Guarantors	12

6.	REPRESENTATIONS OF THE PURCHASERS		12
	6.1.	Purchase for Investment	12
	6.2.	Source of Funds	13

7.	INFORMATION AS TO COMPANY		14
	7.1.	Financial and Business Information	14
	7.2.	Officer’s Certificate	17
	7.3.	Inspection	17

8.	PREPAYMENT OF THE NOTES		18
	8.1.	No Scheduled Prepayments	18
	8.2.	Optional Prepayments with Make-Whole Amount	18
	8.3.	Mandatory Offer to Prepay Upon Change of Control	18
	8.4.	Allocation of Partial Prepayments	20
	8.5.	Maturity; Surrender, etc.	20
	8.6.	Purchase of Notes	20
	8.7.	Make-Whole Amount	20

9.	AFFIRMATIVE COVENANTS		22
	9.1.	Compliance with Law	22
	9.2.	Insurance	22
	9.3.	Maintenance of Properties	22
	9.4.	Payment of Taxes and Claims	23
	9.5.	Corporate Existence, etc.	23
	9.6.	Consolidating Financial Statements	23

10.	NEGATIVE COVENANTS		23
	10.1.	Adjusted Consolidated Net Worth	23
	10.2.	Leverage Ratio	24
	10.3.	Indebtedness of Restricted Subsidiaries	24
	10.4.	Fixed Charge Coverage	24
	10.5.	Restricted Payments; Restricted Investments	24
	10.6.	Liens	25
	10.7.	Mergers, Consolidations, etc.	26
	10.8.	Sale of Assets	27
	10.9.	Disposition of Stock of Restricted Subsidiaries	28
	10.10.	Designation of Restricted and Unrestricted Subsidiaries	28
	10.11.	Restricted Subsidiary Guaranties	28
	10.12.	Nature of Business	29
	10.13.	Transactions with Affiliates	29

11.	EVENTS OF DEFAULT		29

12.	REMEDIES ON DEFAULT, ETC.		32
	12.1.	Acceleration	32
	12.2.	Other Remedies	32
	12.3.	Rescission	33
	12.4.	No Waivers or Election of Remedies, Expenses, etc.	33

13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES		33
	13.1.	Registration of Notes	33
	13.2.	Transfer and Exchange of Notes	34
	13.3.	Replacement of Notes	34

14.	PAYMENTS ON NOTES		35
	14.1.	Place of Payment	35
	14.2.	Home Office Payment	35

15.	EXPENSES, ETC.		35
	15.1.	Transaction Expenses	35
	15.2.	Survival	36

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT		36

17.	AMENDMENT AND WAIVER		36
	17.1.	Requirements	36
	17.2.	Solicitation of Holders of Notes	37
	17.3.	Binding Effect, etc.	37
	17.4.	Notes held by Company, etc.	37

18.	NOTICES		38

19.	REPRODUCTION OF DOCUMENTS		38

20.	CONFIDENTIAL INFORMATION		38

21.	SUBSTITUTION OF PURCHASER		39

22.	RELEASE OF SUBSIDIARY GUARANTOR		40

23.	MISCELLANEOUS		40
	23.1.	Successors and Assigns	40
	23.2.	Payments Due on Non-Business Days	40
	23.3.	Severability	40
	23.4.	Construction	41
	23.5.	Counterparts	41
	23.6.	Governing Law	41

SCHEDULE A	—	Information Relating to Purchasers

SCHEDULE B	—	Defined Terms

SCHEDULE B-1	—	Investments

SCHEDULE 4.9	—	Changes in Corporate Structure

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries; Affiliates

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.11	—	Licenses, Permits, etc.

SCHEDULE 5.14	—	Use of Proceeds

SCHEDULE 5.15	—	Indebtedness

SCHEDULE 10.6	—	Liens

EXHIBIT 1(a)	—	Form of Series A Senior Secured Note

EXHIBIT 1(b)	—	Form of Series B Senior Secured Note

EXHIBIT 1(c)	—	Form of Series C Senior Secured Note

EXHIBIT 1(d)	—	Form of Subsidiary Guaranty

EXHIBIT 4.4(a)(i)	—	Form of Opinion of New York Counsel for the Company

EXHIBIT 4.4(a)(ii)	—	Form of Opinion of Florida Counsel for the Company

EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

LINCARE HOLDINGS INC.

19337 US 19 North, Suite 500

Clearwater, Florida 33764

(727) 530-7700

Fax: (727) 532-9692

$125,000,000

Senior Secured Notes

$30,000,000 8.91% Senior Secured Notes, Series A, due September 15, 2003

$50,000,000 9.01% Senior Secured Notes, Series B, due September 15, 2004

$45,000,000 9.11% Senior Secured Notes, Series C, due September 15, 2005

Dated as of September 1, 2000

TO EACH OF THE PURCHASERS LISTED IN

THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

LINCARE HOLDINGS INC., a Delaware corporation (the “Company”), agrees with you as follows:

1.	AUTHORIZATION OF NOTES.

The Company has authorized the issue and sale of $30,000,000 aggregate principal amount of its 8.91% Senior Secured Notes, Series A, due September 15, 2003 (the “Series A Notes”), $50,000,000 aggregate principal amount of its 9.01% Senior Secured Notes, Series B, due September 15, 2004 (the “Series B Notes”), and $45,000,000 aggregate principal amount of its 9.11% Senior Secured Notes, Series C, due September 15, 2005 (the “Series C Notes” and, collectively with the Series A Notes and Series B Notes, the “Notes”, such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibits 1(a), 1(b) and 1(c) with such changes therefrom, if any, as may be approved by you, the Other Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. Subject to Section 22, the Notes will be secured by a pledge of common stock of each Subsidiary pursuant to the Pledge Agreement. In addition, and also subject to Section 22, the Notes will be guaranteed by each Subsidiary that now or in the future becomes a signatory to the Bank Guarantees (individually, a “Subsidiary Guarantor” and collectively,the

“Subsidiary Guarantors”) pursuant to a guaranty in substantially the form of Exhibit 1(d) (the “Subsidiary Guaranty”). The Notes shall rank pari passu with the Company’s Indebtedness to Banks under the Credit Agreements.

2.	SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A (the “Other Purchasers”), and you and the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Notes of the series and in the principal amount specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.	CLOSING.

The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the “Closing”) on September 6, 2000 or on such other Business Day thereafter on or prior to September 30, 2000 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 3751050678 at Bank of America, ABA #111000012, Global Banking, 6th Floor, 715 Peachtree St. NE, Atlanta, Georgia 30308, Attn: Debbie Beaver. If at the Closing the Company fails to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.	CONDITIONS TO CLOSING.

Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.	Representations and Warranties.

The representations and warranties of the Company in this Agreement shall be correct in all material respects when made and at the time of the Closing.

4.2.	Performance; No Default.

The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3.	Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to you an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreement.

4.4.	Opinions of Counsel.

You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from (i) Reboul, MacMurray, Hewitt, Maynard & Kristol, New York counsel for the Company, covering the matters set forth in Exhibit 4.4(a)(i) and (ii) Thomas P. McNamara, P.A., Florida counsel for the Company, covering the matters set forth in Exhibit 4.4(a)(ii) (and the Company instructs its counsel to deliver such opinions to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b).

4.5.	Purchase Permitted by Applicable Law, etc.

On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer’s Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.	Sale of Other Notes.

Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7.	Payment of Special Counsel Fees.

Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8.	Private Placement Number.

Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained by Gardner, Carton & Douglas for each series of the Notes.

4.9.	Changes in Corporate Structure.

Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.	Subsidiary Guaranty.

Each Subsidiary Guarantor shall have executed and delivered the Subsidiary Guaranty in favor of you and the Other Purchasers.

4.11.	Intercreditor Agreement.

You and each of the Other Purchasers shall have entered into an Intercreditor Agreement (the “Intercreditor Agreement”), on terms satisfactory to you, with Bank of America, N.A., as agent for the banks party to the Credit Agreements, and as collateral agent (the “Collateral Agent”) for the banks and the holders of the Notes.

4.12.	Pledge Agreement.

The Company and, if required, each Subsidiary Guarantor shall have executed and delivered the Pledge Agreement, in favor of the Collateral Agent, for the benefit of the banks party to the Credit Agreements and the holders of the Notes, to secure the obligations under the Credit Agreements, this Agreement and the Notes.

4.13.	Proceedings and Documents.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to you that:

5.1.	Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Pledge Agreement and the Notes and to perform the provisions hereof and thereof.

5.2.	Authorization, etc.

This Agreement, the Pledge Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement and the Pledge Agreement constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

The Subsidiary Guaranty and the Pledge Agreement, to the extent required, have been duly authorized by all necessary corporate action on the part of each Subsidiary Guarantor and upon execution and delivery thereof will constitute the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against each Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.	Disclosure.

The Company, through its agent, Banc of America Securities, Inc., has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated June 2000 (the “Memorandum”), relating to the transactions contemplated. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby (which documents, certificates and other writings are set forth in Schedule 5.3) and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1999, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4.	Organization and Ownership of Shares of Subsidiaries.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of: (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers. Each Subsidiary listed in Schedule 5.4 other than Lincare of Columbia, L.P. is designated a Restricted Subsidiary by the Company.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien other than the Pledge Agreement (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a

Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.	Financial Statements.

The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial condition of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.	Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of this Agreement, the Pledge Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary (other than the Lien of the Pledge Agreement) under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty and, to the extent required, the Pledge Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Subsidiary Guarantor (other than the Lien of the Pledge Agreement) under indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which such Subsidiary Guarantor is bound or by which such Subsidiary Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary Guarantor.

5.7.	Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Pledge Agreement or the Notes or the execution, delivery or performance by each Subsidiary Guarantor of the Subsidiary Guaranty, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the transactions contemplated by this Agreement.

5.8.	Litigation; Observance of Statutes and Orders.

(a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9.	Taxes.

The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1993.

5.10.	Title to Property; Leases.

The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11.	Licenses, Permits, etc.

Except as disclosed in Schedule 5.11,

(a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material and necessary for the conduct of their business, without known conflict with the rights of others;

(b) to the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

(c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12.	Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) Neither the Company nor any of its ERISA Affiliates is or within the last five years has been a party to, or contributes to or during the last five years has contributed to, any “defined pension benefit plan” (as such term is defined in Section 3 of ERISA) or any Multiemployer Plan.

(c) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(d) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(d) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13.	Private Offering by the Company.

Neither the Company nor anyone acting on its behalf has offered the Notes, the Subsidiary Guaranty or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person under circumstances that would require the registration of the Notes or the Subsidiary Guaranty under Section 5 of the Securities Act. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the execution and delivery of the Subsidiary Guaranty to the registration requirements of Section 5 of the Securities Act.

5.14.	Use of Proceeds; Margin Regulations.

The Company will apply the proceeds of the sale of the Notes for general corporate purposes and to refinance Indebtedness as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock (which shall not be deemed to include treasury shares) does not constitute more than 10% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

5.15.	Existing Indebtedness.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of July 31, 2000, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.

5.16.	Foreign Assets Control Regulations, etc.

Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.	Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended by the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18.	Environmental Matters.

Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

(a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

(b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

(c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19.	Solvency of Subsidiary Guarantors.

After giving effect to the transactions contemplated herein and after giving due consideration to any rights of contribution (i) each Subsidiary Guarantor has received fair consideration and reasonably equivalent value for the incurrence of its obligations under the Subsidiary Guaranty, (ii) the fair value of the assets of each Subsidiary Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) each Subsidiary Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) each Subsidiary Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

6.	REPRESENTATIONS OF THE PURCHASERS.

6.1.	Purchase for Investment.

You represent and warrant to the Company that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and that the Notes must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. You represent that you are an “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act.

6.2.	Source of Funds.

You represent that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

(a) the Source is an “insurance company general account” as such term is defined in the Department of Labor Prohibited Transaction Exemption (“PTE”) 95-60 (issued July 12, 1995) (“PTE 95-60”) and as of the date of this Agreement there is no “employee benefit plan” with respect to which the aggregate amount of such general account’s reserves and liabilities for the contracts held by or on behalf of such employee benefit plan and all other employee benefit plans maintained by the same employer (and affiliates thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with your state of domicile; or

(b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(c) the Source constitutes assets of an “investment fund” (within the meaning of Part V of the QPAM Exemption) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

(d) the Source is a governmental plan; or

(e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

(f) the Source is the assets of one or more employee benefit plans that are managed by an “in-house asset manager,” as that term is defined in PTE 96-23 and such purchase and holding of the Notes is exempt under PTE 96-23; or

(g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.	INFORMATION AS TO COMPANY.

7.1.	Financial and Business Information

The Company will deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements — within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter,

(ii) consolidated statements of income of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

(iii) consolidated statements of cash flows of the Company and its Subsidiaries for such quarter or (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial condition of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements — within 90 days after the end of each fiscal year of the Company, duplicate copies of,

(i) consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) Unrestricted Subsidiaries — if, at the time of delivery of any financial statements pursuant to Section 7.1(a) or (b), Unrestricted Subsidiaries account for more than 10% of (i) the consolidated total assets of the Company and its Subsidiaries reflected in the balance sheet included in such financial statements or (ii) the consolidated revenues of the Company and its Subsidiaries reflected in the consolidated statement of income included in such financial statements, an unaudited balance sheet for all Unrestricted Subsidiaries taken as whole as at the end of the fiscal period included in such financial statements and the related unaudited statements of income, stockholders’ equity and cash flows for such Unrestricted Subsidiaries for such period, together with consolidating statements reflecting all eliminations or adjustments necessary to reconcile such group financial statements to the consolidated financial statements of the Company and its Subsidiaries shall be delivered together with the financial statements required pursuant to Sections 7.1(a) and (b);

(d) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Restricted Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Restricted Subsidiary to the public concerning developments that are Material;

(e) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(f) ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(g) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority alleging a violation of any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

(h) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.	Officer’s Certificate.

Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or (b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.13, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default — a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Restricted Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.	Inspection.

The Company will permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances, and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.	PREPAYMENT OF THE NOTES.

8.1.	No Scheduled Prepayments.

No regularly scheduled prepayments are due on the Notes prior to their stated maturity.

8.2.	Optional Prepayments with Make-Whole Amount.

The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes in an amount not less than $1,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.	Mandatory Offer to Prepay Upon Change of Control.

(a) Notice of Change of Control or Control Event — The Company will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control or Control Event, give notice of such Change of Control or Control Event to each holder of Notes unless notice in respect of such Change of Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.3. If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) of this Section 8.3 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.3.

(b) Condition to Company Action — The Company will not take any action that consummates or finalizes a Change of Control unless (i) at least 30 days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as accompanied by the certificate described in paragraph (g) of this Section 8.3, and (ii) subject to the provisions of paragraph (d) below, contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.3.

(c) Offer to Prepay Notes — The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.3, such date shall be not less than 30 days and not more than 60 days after the date of such offer.

(d) Acceptance — A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company within 15 Business Days of receipt of the offer to prepay. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3 shall be deemed to constitute rejection of such offer by such holder.

(e) Prepayment — Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and shall not require the payment of any Make-Whole Amount. The prepayment shall be made on the Proposed Prepayment Date except as provided in paragraph (f) of this Section 8.3.

(f) Deferral Pending Change in Control — The obligation of the Company to prepay Notes pursuant to the offers required by paragraphs (a) and (b) and accepted in accordance with paragraph (d) of this Section 8.3 is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made. In the event that such Change of Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change of Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change of Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change of Control shall be deemed rescinded). Notwithstanding the foregoing, in the event that the prepayment has not been made within 90 days after such Proposed Prepayment Date by virtue of the deferral provided for in this Section 8.3(f), the Company shall make a new offer to prepay in accordance with paragraph (c) of this Section 8.3.

(g) Officer’s Certificate — Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (v) that the conditions of this Section 8.3 have been fulfilled and (vi) in reasonable detail, the nature and date or proposed date of the Change of Control.

8.4.	Allocation of Partial Prepayments.

In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5.	Maturity; Surrender, etc.

In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6.	Purchase of Notes.

The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7.	Make-Whole Amount.

The term “MAKE-WHOLE AMOUNT” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as the “PX Screen” on the Bloomberg Financial Market Service (or such other display as may replace the PX Screen on Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.	AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

9.1.	Compliance with Law.

The Company will, and will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.	Insurance.

The Company will, and will cause each Restricted Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.	Maintenance of Properties.

The Company will and will cause each Restricted Subsidiary to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4.	Payment of Taxes and Claims.

The Company will, and will cause each Subsidiary to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.	Corporate Existence, etc.

The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.8 through 10.10, inclusive, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6.	Consolidating Financial Statements.

If at any time the Company provides consolidating financial statements to the Banks or any other holder of Indebtedness, the Company will provide copies of the same to you and any other holder of the Notes.

10.	NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

10.1.	Adjusted Consolidated Net Worth.

The Company will not permit Adjusted Consolidated Net Worth at any time to be less than $420,000,000 plus the cumulative sum of 25% of Consolidated Net Income (but only if a positive number) for each fiscal quarter ending after September 30, 2000.

10.2.	Leverage Ratio.

The Company will not permit the ratio of Consolidated Indebtedness (as of any date of determination) to Consolidated Operating Cash Flow (for the Company’s then most recently completed four fiscal quarters) to be greater than 2.5 to 1.0 at any time

10.3.	Indebtedness of Restricted Subsidiaries.

The Company will not permit any Restricted Subsidiary that is not a Subsidiary Guarantor to create, assume, incur, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness, except:

(a) Indebtedness owed to the Company or a Wholly Owned Restricted Subsidiary;

(b)Indebtedness outstanding as of the date of this Agreement that is described in Schedule 5.15;

(c) Indebtedness secured by Liens permitted under Section10.6(g);

(d) Indebtedness of a Subsidiary outstanding at the time of its acquisition by the Company and initial designation as a Restricted Subsidiary, provided that (i) such Indebtedness was not incurred in contemplation of such Subsidiary becoming a Restricted Subsidiary and (ii) immediately after giving effect to the designation of such Subsidiary as a Restricted Subsidiary, no Default or Event of Default would exist;

(e) Indebtedness in addition to that permitted by Sections 10.3(a) through (d), provided that Priority Debt does not at any time exceed 20% of Adjusted Consolidated Net Worth, determined as of the end of the most recently ended fiscal quarter.

Any Indebtedness of Subsidiary Guarantor that is released from the Subsidiary Guaranty shall be deemed to have been incurred by such Subsidiary on the date of such release.

10.4.	Fixed Charge Coverage.

The Company will not permit the ratio (calculated as of the end of each fiscal quarter) of Consolidated Income Available for Fixed Charges to Consolidated Fixed Charges for the period of four quarters ending as of each fiscal quarter to be less than 2.0 to 1.0.

10.5.	Restricted Payments; Restricted Investments.

The Company will not, and will not permit any Restricted Subsidiary to, declare, make, or incur any liability to declare or make, any Restricted Payment or Restricted Investment unless immediately after giving effect thereto no Default or Event of Default would exist.

10.6.	Liens.

The Company will not, and will not permit any Restricted Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, except:

(a) Liens existing on property or assets of the Company or any Restricted Subsidiary as of the date of this Agreement that are described in Schedule 10.6;

(b) Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by Section 9.4;

(c) encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way, minor survey exceptions and other rights and restrictions of record on the use of real property and defects in title arising or incurred in the ordinary course of business, which, individually and in the aggregate, do not materially impair the use or value of the property or assets subject thereto or which relate only to assets that in the aggregate are not material;

(d) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, lessors’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar liens) and Liens to secure the performance of bids, tenders, leases or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money;

(e) any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

(f) Liens securing Indebtedness of a Restricted Subsidiary to the Company or to another Wholly Owned Restricted Subsidiary;

(g) Liens (i) existing on property at the time of its acquisition by the Company or a Restricted Subsidiary and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Company or a Restricted Subsidiary; or (ii) on property created contemporaneously with its acquisition or within 180 days of the acquisition or completion of construction thereof to secure or provide for all or a portion of the purchase price or cost of construction of such property after the date of Closing; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Restricted Subsidiary of, or substantially all of its assets are acquired by, the Company or a Restricted Subsidiary and not created in contemplation thereof; provided that in the case of clauses (i), (ii) and (iii) such Liens do not extend to additional property of the Company or any Restricted Subsidiary (other than property that is an improvement to or is acquired for specific use in connection with the subject property) and, in the case of clause (ii) only, that (A) the aggregate principal amount of Indebtedness secured by each such Lien does not exceed the lesser of cost of acquisition or construction or the fair market value (determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company) of the property subject thereto and (B) in the case of construction or acquisition of improvements to real estate, the land on which such improvements are located need not have been acquired within the 180 day period;

(h) the Lien of the Pledge Agreement as of the date of this Agreement and as it may in the future be extended to other property of the Company in compliance with the terms of this Section 10.6; and

(i) Liens securing Indebtedness not otherwise permitted by paragraphs (a) through (h) above, provided that Priority Debt does not at any time exceed 20% of Adjusted Consolidated Net Worth determined as of the end of the most recently ended fiscal quarter.

Notwithstanding the foregoing, the terms of this Section 10.6 shall not be applicable to treasury shares held by the Company.

10.7.	Mergers, Consolidations, etc.

The Company will not, and will not permit any Restricted subsidiary to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that:

(a) the Company may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that:

(i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, is a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation (y) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (z) shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(ii) immediately before and after giving effect to such transaction, no Default or Event of Default shall exist; and

(b) Any Restricted Subsidiary may (x) merge into the Company (provided that the Company is the surviving corporation) or another Wholly Owned Restricted Subsidiary or (y) sell, transfer or lease all or any part of its assets to the Company or another Wholly Owned Restricted Subsidiary, or (z) merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any Person in a transaction that is permitted by Section 10.8 or, as a result of which, such Person becomes a Restricted Subsidiary; provided in each instance set forth in clauses (x) through (z) that, immediately before and after giving effect thereto, there shall exist no Default or Event of Default;

No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.7 from its liability under this Agreement or the Notes.

10.8.	Sale of Assets.

Except as permitted by Section 10.7, the Company will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a “Disposition”), any assets, including capital stock of Restricted Subsidiaries, in one or a series of transactions, to any Person, other than (a) Dispositions in the ordinary course of business, (b) Dispositions by a Restricted Subsidiary to the Company or another Wholly Owned Restricted Subsidiary or (c) Dispositions not otherwise permitted by clauses (a) or (b) of this Section 10.8, provided that (i) each such Disposition is for a consideration at least equal to the fair market value of the property subject thereto, (ii) the aggregate net book value of all assets so disposed of in any fiscal year pursuant to this Section 10.8(c) does not exceed 15% of Consolidated Net Assets as of the end of the immediately preceding fiscal year, (iii) the operations of such assets sold pursuant to this Section 10.8(c) generated less than 15% of the consolidated operating profit of the Company and its Restricted Subsidiaries for the immediately preceding fiscal year, and (iv) after giving effect to such Disposition no Default or Event of Default would exist. Notwithstanding the foregoing, the Company may, or may permit any Restricted Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in clause (c) of the preceding sentence to the extent that (i) each such Disposition is for a consideration at least equal to the fair market value of the property subject thereto, and (ii) the net proceeds from such Disposition are within 180 days of such Disposition (A) reinvested in productive assets by the Company or a Restricted Subsidiary or (B) applied to the payment or prepayment of any outstanding Indebtedness of the Company or any Restricted Subsidiary that is pari passu with or senior to the Notes. Any prepayment of Notes pursuant to this Section 10.8 shall be in accordance with Sections 8.2 and 8.3, without regard to the minimum prepayment requirements of Section 8.2.

10.9.	Disposition of Stock of Restricted Subsidiaries.

The Company will not, and will not permit any Restricted Subsidiary to, issue, sell, transfer or otherwise dispose of any capital stock of a Restricted Subsidiary if such sale would be prohibited by Section 10.8. If a Restricted Subsidiary at any time ceases to be such as a result of issuance or sale of its capital stock, Indebtedness of the Company or any other Restricted Subsidiary owed to such Restricted Subsidiary that is not contemporaneously repaid and any Liens on property of the Company or any Restricted Subsidiary securing such Indebtedness shall be deemed to have been incurred by the Company or such other Restricted Subsidiary, as the case may be, at the time such Restricted Subsidiary ceases to be a Restricted Subsidiary.

10.10.	Designation of Restricted and Unrestricted Subsidiaries.

The Company may designate any Restricted Subsidiary as an Unrestricted Subsidiary and any Unrestricted Subsidiary as a Restricted Subsidiary; provided that,

(a) if such Subsidiary initially is designated a Restricted Subsidiary, then such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary and such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary, but no further changes in designation may be made;

(b) if such Subsidiary initially is designated an Unrestricted Subsidiary, then such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary and such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary, but no further changes in designation may be made;

(c) the Company may not designate a Restricted Subsidiary as an Unrestricted Subsidiary unless: (i) such Restricted Subsidiary does not own, directly or indirectly, any Indebtedness or capital stock of the Company or any other Restricted Subsidiary, (ii) such designation, considered as a sale of assets, is permitted pursuant to Sections 10.7 through 10.9, inclusive, (iii) immediately before and after such designation there exists no Default or Event of Default; and

(d) a Subsidiary Guarantor may not be designated an Unrestricted Subsidiary.

10.11.	Restricted Subsidiary Guaranties.

The Company will not permit any Restricted Subsidiary to become a party to the Bank Guarantees or to directly or indirectly guarantee any of the Company’s Indebtedness or other obligations unless such Restricted Subsidiary is, or concurrently therewith becomes, a party to the Subsidiary Guaranty.

10.12.	Nature of Business.

The Company will not, and will not permit any Restricted Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

10.13.	Transactions with Affiliates.

The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

11.	EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in or Sections 10.1 through 10.13; or

(d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

(e) any representation or warranty made in writing by or on behalf of the Company or any Subsidiary Guarantor or by any officer of the Company or a Subsidiary Guarantor in this Agreement, the Subsidiary Guaranty or the Pledge Agreement or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

(g) the Company or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Restricted Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Restricted Subsidiary, or any such petition shall be filed against the Company or any Restricted Subsidiary and such petition shall not be dismissed within 60 days; or

(i) a final judgment or judgments for the payment of money aggregating at least $10,000,000 are rendered against one or more of the Company and its Restricted Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans determined in accordance with Title IV of ERISA, shall be at least $10,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

(k) any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty or the Subsidiary Guaranty ceases to be in full force and effect as a result of acts taken by the Company or any Subsidiary Guarantor, except as provided in Section 22, or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder; or

(l) the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Pledge Agreement or the Pledge Agreement ceases to be in full force and effect as a result of acts taken by the Company or any Subsidiary Guarantor, except as provided in Section 22, or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder.

As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.	REMEDIES ON DEFAULT, ETC.

12.1.	Acceleration.

(a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, holders of a majority or more in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.	Other Remedies.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.	Rescission.

At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of a majority in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.	No Waivers or Election of Remedies, Expenses, etc.

No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.	Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.	Transfer and Exchange of Notes.

Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a), 1(b) or 1(c), as appropriate. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3.	Replacement of Notes.

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another Institutional Investor holder of a Note with a minimum net worth of at least $50,000,000, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.	PAYMENTS ON NOTES.

14.1.	Place of Payment.

Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois at the principal office of Bank of America in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.	Home Office Payment.

So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.	EXPENSES, ETC.

15.1.	Transaction Expenses.

Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of one special counsel for you and the Other Purchasers collectively and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Pledge Agreement, the Intercreditor Agreement or the Subsidiary Guaranty (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Pledge Agreement, the Intercreditor Agreement or the Subsidiary Guaranty or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Pledge Agreement, the Intercreditor Agreement or the Subsidiary Guaranty, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.	Survival.

The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.	AMENDMENT AND WAIVER.

17.1.	Requirements.

This Agreement, the Notes, the Subsidiary Guaranty and the Pledge Agreement may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

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17.2.	Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.	Binding Effect, etc.

Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” or “the Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.	Notes held by Company, etc.

Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.	NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer and Legal Department, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.	SUBSTITUTION OF PURCHASER.

You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the

Company of notice of such transfer, wherever the word “you” is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.	RELEASE OF SUBSIDIARY GUARANTOR.

You and each subsequent holder of a Note agree to release any Subsidiary Guarantor from the Subsidiary Guaranty or the capital stock of any Restricted Subsidiary from the Pledge Agreement (i) if such Subsidiary Guarantor or Restricted Subsidiary, as the case may be, ceases to be such as a result of a Disposition permitted by Sections 10.7, 10.8 or 10.9 or (ii) at such time as the banks party to the Credit Agreements release such Subsidiary from the Bank Guarantees or release such capital stock from the Pledge Agreement; provided, however, that you and each subsequent holder will not be required to release a Subsidiary Guarantor from the Subsidiary Guaranty or the capital stock of a Restricted Subsidiary from the Pledge Agreement under the circumstances contemplated by clause (ii), if (A) a Default or Event of Default has occurred and is continuing, (B) such Subsidiary Guarantor is to become a borrower under the Credit Agreements or (C) such release is part of a plan of financing that contemplates such Subsidiary Guarantor guaranteeing, or the capital stock of such Restricted Subsidiary securing, any other Indebtedness of the Company. Your obligation to release a Subsidiary Guarantor from the Subsidiary Guaranty or the capital stock of a Restricted Subsidiary from the Pledge Agreement is conditioned upon your prior receipt of a certificate from a Senior Financial Officer of the Company stating that none of the circumstances described in clauses (A), (B) and (C) above are true.

23.	MISCELLANEOUS.

23.1.	Successors and Assigns.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

23.2.	Payments Due on Non-Business Days.

Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

23.3.	Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.4.	Construction.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.5.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.6.	Governing Law.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

Very truly yours,

LINCARE HOLDINGS INC.

By:	/s/ PAUL G. GABOS
Name:	Paul G. Gabos
Title:	Chief Financial Officer/Secretary

The foregoing is agreed to as of the date thereof.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ JEFFREY A. MAZER
Name:	Jeffrey A. Mazer

By:	/s/ DAVID A. WALSH
Name:	David A. Walsh

Authorized Signatories

ALLSTATE INSURANCE COMPANY

By:	/s/ JEFFREY A. MAZER
Name:	Jeffrey A. Mazer

By:	/s/ DAVID A. WALSH
Name:	David A. Walsh

Authorized Signatories

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ DIANE HOM
Name:	Diane Hom
Title:	Director - Private Placements

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:	Cigna Investments, Inc. (authorized agent)

	By:	/s/ LAWRENCE A. DRAKE
	Name:	Lawrence A. Drake
	Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	Cigna Investments, Inc. (authorized agent)

	By:	/s/ LAWRENCE A. DRAKE
	Name:	Lawrence A. Drake
	Title:	Managing Director

MONY LIFE INSURANCE COMPANY

By:	/s/ SUZANNE E. WALTON
Name:	Suzanne E. Walton
Title:	Managing Director

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ EDWIN H. GARRISON JR.
Name:	Edwin H. Garrison Jr.
Title:	First Vice President

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ MARK W. POPPELMAN
Name:	Mark W. Poppelman
Title:	Associate Vice President

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ MARK W. POPPELMAN
Name:	Mark W. Poppelman
Title:	Associate Vice President

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
ALLSTATE LIFE INSURANCE COMPANY	$4,000,000	$3,000,000	$5,000,000
	6,000,000	7,000,000

Register Notes in name of: Allstate Life Insurance Company

(1)	All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by “DPP” and the payment as principal, interest or premium, in the format as follows:

BBK	=	Harris Trust and Savings Bank
ABA #071000288
BNF	=	Allstate Life Insurance Company
Collection Account #168-117-0
ORG	=	Lincare Holdings Inc.
OBI – DPP - [enter appropriate PPN – Series A: 532791 A* 1;
Series B: 532791 A@ 9; Series C: 532791 A# 7]
Payment Due Date (MM/DD/YY)
P (Enter “P” and amount of principal being remitted, e.g., P5000000.00)
I (Enter “I” and amount of interest being remitted, e.g., I225000.00)

(2)	All notices of scheduled payments and written confirmations of such wire transfers to be sent to:

Allstate Insurance Company

Investment Operations – Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL 60062-7127

Telephone: (847) 402-2769

Telecopy: (847)326-5040

(3)	Securities to be delivered to:

Citibank, Federal Savings Bank

500 W. Madison Street

Floor 6, Zone 4

Chicago, Illinois 60661-2591

Attention: Ellen Lorden

For Allstate Life Insurance Company/Safekeeping Account No. 846627

Schedule A

(4)	All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:

Allstate Life Insurance Company

Private Placements Department

3075 Sanders Road, STE G3A

Northbrook, Illinois 60062-7127

Telephone: (847) 402-8922

Telecopy: (847) 402-3092

Tax ID No. 36-2554642

2

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
ALLSTATE INSURANCE COMPANY			$5,000,000

Register Notes in name of: Allstate Insurance Company

(1)	All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by “DPP” and the payment as principal, interest or premium, in the format as follows:

BBK	=	Harris Trust and Savings Bank
ABA #071000288
BNF	=	Allstate Insurance Company
Collection Account #168-114-7
ORG	=	Lincare Holdings Inc.
OBI – DPP - 532791 A# 7
Payment Due Date (MM/DD/YY)
P (Enter “P” and amount of principal being remitted, e.g., P5000000.00)
I (Enter “I” and amount of interest being remitted, e.g., I225000.00)

(2)	All notices of scheduled payments and written confirmations of such wire transfers to be sent to:

Allstate Insurance Company

Investment Operations – Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL 60062-7127

Telephone: (847)402-2769

Telecopy: (847) 326-5040

(3)	Securities to be delivered to:

Citibank, Federal Savings Bank

500 W. Madison Street

Floor 6, Zone 4

Chicago, Illinois 60661-2591

Attention: Ellen Lorden

For Allstate Insurance Company/Safekeeping Account No. 846626

3

Schedule A

(4)	All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:

Allstate Life Insurance Company

Private Placements Department

3075 Sanders Road, STE G3A

Northbrook, Illinois 60062-7127

Telephone: (847) 402-8922

Telecopy: (847) 402-3092

Tax ID No. 36-0719665

4

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA			$30,000,000

Register Notes in name of: Teachers Insurance and Annuity Association of America

(1)	All payments on or in respect of the Notes shall be made in immediately available funds at the opening of business on the due date by electronic funds transfer through the Automated Clearing House System to:

Chase Manhattan Bank

ABA No. 021-000-021

Account of: Teachers Insurance and Annuity Association of America

Account No.: 900-9-000200

For further credit to the TIAA Account Number: G07040

Reference: PPN: 532791 A# 7, Lincare Holdings Inc. 9.11% Senior Secured Notes, Series C due September 15, 2005, P&I Breakdown

(2)	Contemporaneous with the above electronic funds transfer, advice setting forth (1) the full name, private placement number and interest rate of the Note, (2) allocation of payment between principal, interest, premium and any special payment, and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered, mailed or faxed to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, NY 10017-3206

Attention: Securities Accounting Division

Telephone: (212) 916-6004

Fax: (212) 916-6955

(3)	All other communications shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, NY 10017-3206

Attention: Securities Division

Telephone:  (212) 916-6748 (Diane Horn)

                    (212) 490-9000 (General Number)

Fax:             (212) 916-6582 (Team Fax Number)

5

Schedule A

(4)	Deliver Securities to:

Susan Goodman

Teachers Insurance and Annuity Association

730 Third Avenue

New York, NY 10017-3206

Telephone: (212) 916-4227

Tax ID No. 13-1624203

6

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
CONNECTICUT GENERAL LIFE INSURANCE COMPANY		$5,300,000	$2,500,000
		3,400,000
		2,500,000
		1,600,000
		1,000,000
		1,000,000
		200,000

Register Notes in name of: CIG & Co.

(1)	All payments by federal wire transfer of immediately available funds to:

Chase NYC/CTR/

BNF = CIGNA Private Placements/AC = 9009001802

ABA #021000021

with the following accompanying information:

OBI = Lincare Holdings Inc.; [9.01% Senior Secured Notes, Series B; PPN: 532791 A@ 9, due September 15, 2004 OR 9.11% Senior Secured Notes, Series C; PPN: 532791 A# 7] due September 15, 2005]; [application (as among principal, premium and interest of the payment being made); contact name and phone]

(2)	Notices related to payments:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Securities Processing – S-309

900 Cottage Grove Road

Hartford, CT 06152-2309

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Private Securities – S-307

Operations Group

900 Cottage Grove Road

Hartford, CT 06152-2307

Fax: (860) 726-7203

7

Schedule A

with a copy to:

Chase Manhattan Bank

Private Placement Servicing

P.O. Box 1508

Bowling Green Station

New York, NY 10081

Attention: CIGNA Private Placements

Fax: (212) 552-3107/1005

(3)	All other communications:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Private Securities Division – S-307

900 Cottage Grove Road

Hartford, CT 06152-2307

Fax: (860) 726-7203

(4)	Deliver the originals of all the securities, together with CIGNA’s “Transmittal of Securities to Custodian” Form directly to CIGNA’s custodian:

The Chase Manhattan Bank

Attn: Jennifer John

4 New York Plaza, 11th Floor

New York, NY 10004

Tax ID #13-3574027

8

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
LIFE INSURANCE COMPANY OF NORTH AMERICA		$2,500,000

Register Notes in name of: CIG & Co.

(1)	All payments by federal wire transfer of immediately available funds to:

Chase NYC/CTR/

BNF = CIGNA Private Placements/AC = 9009001802

ABA #021000021

with the following accompanying information:

OBI = Lincare Holdings Inc.; 9.01% Senior Secured Notes, Series B; PPN: 532791 A@ 9, due September 15, 2004; [application (as among principal, premium and interest of the payment being made); contact name and phone]

(2)	Notices related to payments:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Securities Processing – S-309

900 Cottage Grove Road

Hartford, CT 06152-2309

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Private Securities – S-307

Operations Group

900 Cottage Grove Road

Hartford, CT 06152-2307

Fax: (860) 726-7203

9

Schedule A

with a copy to:

Chase Manhattan Bank

Private Placement Servicing

P.O. Box 1508

Bowling Green Station

New York, NY 10081

Attention: CIGNA Private Placements

Fax: (212) 552-3107/1005

(3)	All other communications:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Private Securities Division – S-307

900 Cottage Grove Road

Hartford, CT 06152-2307

Fax: (860) 726-7203

(4)	Deliver the originals of all the securities, together with CIGNA’s “Transmittal of Securities to Custodian” Form directly to CIGNA’s custodian:

The Chase Manhattan Bank

Attn: Jennifer John

4 New York Plaza, 11th Floor

New York, NY 10004

Tax ID #13-3574027

10

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
MONY LIFE INSURANCE COMPANY		$17,500,000	$2,500,000

Register Notes in name of: J. ROMEO & CO.

(1)	All payments in respect of the Notes to be made by bank wire or intra-bank transfer of Federal or other funds (identifying as: [9.01% Senior Secured Notes, Series B; PPN: 532791 A@ 9, due September 15, 2004 OR 9.11% Senior Secured Notes, Series C; PPN: 532791 A# 7, due September 15, 2005] and the application of the payment as between interest, principal and premium) to:

Chase Manhattan Bank

ABA #021000021

for credit to Private Income Processing Account No. 544-755102

(2)	All notices and confirmations relating to payments

A.	If by registered mail, certified mail or federal express:

The Chase Manhattan Bank

4 New York Plaza, 13th Floor

New York, NY 10004

Attn: Income Processing – J. Piperato

If by regular mail:

The Chase Manhattan Bank

Dept. 3492

P.O. Box 50000

Newark, NY 07101-8006

B.	With a second copy to:

Telecopy confirms and notices:

(212) 708-2152

Attention: Securities Custody Division

                        M.D. 6-39A

11

Schedule A

Mailing confirms and notices:

MONY Life Insurance Company

1740 Broadway

New York, NY 10019

Attention: Securities Custody Division

                        M.D. 6-39A

(3)	Address for all other communications:

MONY Life Insurance Company

1740 Broadway

New York, NY 10019

Attention: Capital Management Unit

Telecopy No.: (212) 708-2491

(4)	Deliver Notes to:

Rekasha Robinson-McLymont

MONY Life Insurance Company

1740 Broadway

7th Floor

New York, NY 10019

Tax ID No. 13-1632487

12

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
UNITED OF OMAHA LIFE INSURANCE COMPANY	$15,000,000

Register Notes in name of: United of Omaha Life Insurance Company

(1)	All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Chase Manhattan Bank

ABA #021000021

Private Income Processing

For credit to:

United of Omaha Life Insurance Company

Account #900-9000200

a/c: G07097

Cusip/PPN: 532791 A* 1

Interest Amount:

Principal Amount:

(2)	Address for delivery of bonds:

The Chase Manhattan Bank

North America Insurance – 6th Floor

Attn: Mary Jo McCoy

3 Chase Metrotech Center

Brooklyn, NY 11245

(3)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

The Chase Manhattan Bank

4 New York Plaza – 11th Floor

New York, NY 10004

Attn: Income Processing – J. Piperato

a/c: G07097

13

Schedule A

(4)	Address for all other communications (i.e., Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):

4 – Investment Loan Administration

United of Omaha Life Insurance Company

Mutual of Omaha Plaza

Omaha, NE 68175-1011

Tax ID No. 47-0322111

14

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
NATIONWIDE LIFE INSURANCE COMPANY	$5,000,000	$3,000,000

Register Notes in name of: Nationwide Life Insurance Company

(1)	Wiring instructions:

The Bank of New York

ABA #021-000-018

BNF: IOC566

F/A/O Nationwide Life Insurance Company

Attn: P&I Department

PPN: enter appropriate PPN – Series A: 532791 A* 1; Series B: 532791 A@ 9

Security Description: Lincare Holdings Inc. [8.91% Senior Secured Notes, Series A, due

September 15, 2003 OR 9.01% Senior Secured Notes, Series B, due September 15, 2004]

(2)	All notices of payments on or in respect to the security should be sent to:

Nationwide Life Insurance Company

c/o The Bank of New York

P.O. Box 19266

Attn: P&I Department

Newark, NJ 07195

With a copy to:

Nationwide Life Insurance Company

Attn: Investment Accounting

One Nationwide Plaza (1-32-05)

Columbus, Ohio 43215-2220

(3)	Send notices and communications to:

Nationwide Life Insurance Company

One Nationwide Plaza (1-33-07)

Columbus Ohio, 43215-2220

Attention: Corporate Fixed-Income Securities

15

Schedule A

(4)	The original note should be delivered to:

The Bank of New York

One Wall Street

3rd Floor – Window A

New York, NY 10286

F/A/O Nationwide Life Insurance Co. Acct #267829

Tax ID No. 31-4156830

16

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY		$2,000,000

Register Notes in name of: Nationwide Life and Annuity Insurance Company

(1)	Wiring instructions:

The Bank of New York

ABA #021-000-018

BNF: IOC566

F/A/O Nationwide Life and Annuity Insurance Company

Attn: P&I Department

PPN: 532791 A@ 9

Security Description: Lincare Holdings Inc. 9.01% Senior Secured Notes, Series B, due

September 15, 2004

(2)	All notices of payments on or in respect to the security should be sent to:

Nationwide Life and Annuity Insurance Company

c/o The Bank of New York

P.O. Box 19266

Attn: P&I Department

Newark, NJ 07195

With a copy to:

Nationwide Life and Annuity Insurance Company

Attn: Investment Accounting

One Nationwide Plaza (1-32-05)

Columbus, Ohio 43215-2220

(3)	Send notices and communications to:

Nationwide Life and Annuity Insurance Company

One Nationwide Plaza (1-33-07)

Columbus Ohio, 43215-2220

Attention: Corporate Fixed-Income Securities

17

Schedule A

(4)	The original note should be delivered to:

The Bank of New York

One Wall Street

3rd Floor – Window A

New York, NY 10286

F/A/O Nationwide Life Insurance Co. Acct #267861

Tax ID No. 31-1000740

18

Schedule A

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Adjusted Consolidated Net Worth” means, as of any date, consolidated stockholders’ equity of the Company and its Restricted Subsidiaries on such date, determined in accordance with GAAP, less the amount by which outstanding Restricted Investments on such date exceed 20% of consolidated stockholders’ equity.

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Bank Guarantees” means the Guarantees of the Subsidiary Guarantors of Indebtedness outstanding under the Credit Agreements, as such Guarantees or agreements may be amended, restated or otherwise modified, and any successors thereto.

“Banks” means the banks party to the Credit Agreements, including Bank of America, N.A., as agent for such banks.

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or Clearwater, Florida are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Change of Control” means the acquisition through purchase or otherwise by any Person, or group of Persons acting in concert, directly or indirectly, in one or more transactions, of beneficial ownership or control of securities representing more than 50% of the combined voting power of the Company’s Voting Stock (including the agreement to act in concert by Persons who beneficially own or control securities representing more than 50% of the combined voting power of the Company’s Voting Stock).

Schedule B

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral Agent” is defined in Section 4.11.

“Company” means Lincare Holdings Inc., a Delaware corporation.

“Confidential Information” is defined in Section 20.

“Consolidated Fixed Charges” means, for any period, the sum of (i) Consolidated Rentals for such period under all leases other than Capital Leases, (ii) Consolidated Interest Expense for such period and (iii) all capitalized interest of the Company and its Restricted Subsidiaries incurred during such period.

“Consolidated Income Available for Fixed Charges” means, for any period, Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) all provisions for federal, state and other income taxes made by the Company and its Restricted Subsidiaries during such period and (ii) Consolidated Fixed Charges for such period.

“Consolidated Indebtedness” means, as of any date, outstanding Indebtedness of the Company and its Restricted Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense” means, for any period, the consolidated interest expense of the Company and its Restricted Subsidiaries for such period determined in accordance with GAAP (including imputed interest on Capital Lease Obligations.

“Consolidated Net Assets” means, as of any date, Consolidated Total Assets less Restricted Investments and consolidated current liabilities of the Company and its Restricted Subsidiaries as of such date.

“Consolidated Net Income” means, for any period, the net income or loss of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but in any event excluding (a) extraordinary nonrecurring gains or losses and (b) the income (or loss) of any Person (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of cash dividends or similar cash distributions.

2

Schedule B

“Consolidated Operating Cash Flow” means, for any period, the sum of Consolidated Net Income for such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) Consolidated Interest Expense, (ii) federal, state, local and foreign income, value added and similar taxes, (iii) depreciation and amortization expense and (iv) other extraordinary non-recurring, noncash charges, all as determined in accordance with GAAP.

“Consolidated Total Assets” means, as of any date, the assets and properties of the Company and its Restricted Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

“Consolidated Rentals” means, for any period, the rentals of the Company and its Restricted Subsidiaries for such period under all leases, determined on a consolidated basis in accordance with GAAP.

“Control Event” means:

(a) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change of Control,

(b) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change of Control, or

(c) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of each Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change of Control.

“Credit Agreements” means, collectively (i) the Three-Year Credit Agreement dated as of August 23, 1999 among the Company, each Subsidiary of the Company, the banks party thereto, and Bank of America, N.A., as agent, and (ii) the 364-Day Credit Agreement dated as of August 21, 2000 among the Company, each Subsidiary of the Company, the banks party thereto, and Bank of America, N.A., as agent; as such agreements have been or may be hereafter amended, modified, restated, supplemented, refinanced, increased or reduced from time to time, and any successor credit agreements or similar facilities.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

3

Schedule B

“Default Rate” means that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the rate of interest publicly announced by Bank of America in Chicago. Illinois as its “base’” or “prime” rate.

“Distribution” means, in respect of any Person:

(a) dividends or other distributions or payments on capital stock or other equity interests of such Person (except distributions in such stock or other equity interests); and

(b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or hot incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any State or other political subdivision thereof, or

4

Schedule B

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

5

Schedule B

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases; and

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); and

(f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

“Institutional Investor” means (a) any original purchaser of a Note and (b) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Intercreditor Agreement” is defined in Section 4.11.

“Investments” means all investments made, in cash or by delivery of property, directly or indirectly, by any Person, in any other Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

6

Schedule B

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Pledge Agreement, the Notes or the Subsidiary Guaranty.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001 (a)(3) of ERISA).

“Notes” is defined in Section 1.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Other Purchasers” is defined in Section 2.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Pledge Agreement” means the Second Amended and Restated Pledge Agreement dated as of September 6, 2000 among the Company, the Subsidiary Guarantors and Bank of America, N.A., as collateral agent for the benefit of the holders of the Notes and the Banks.

7

Schedule B

“Preferred Stock” means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

“Priority Debt” means, as of any date, the sum (without duplication) of (a) outstanding Indebtedness of Restricted Subsidiaries not otherwise permitted by Sections 10.3(a) through (d) and (b) Indebtedness of the Company and its Restricted Subsidiaries secured by Liens not otherwise permitted by Sections 10.6(a) through (h).

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” is defined in Section 8.3(c).

“Purchaser” means each purchaser listed in Schedule A.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

“Required Holders” means, at any time, the holders of at least a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

“Restricted Investments” means all Investments of the Company and its Restricted Subsidiaries, other than:

(a) property or assets to be used or consumed in the ordinary course of business;

(b) current assets arising from the sale of goods or services in the ordinary course of business;

(c) Investments in Restricted Subsidiaries or in any Person that, as a result thereof, becomes a Restricted Subsidiary;

(d) Investments existing as of the date of this Agreement that are listed in the attached Schedule B-l;

8

Schedule B

(e) Investments in:

(i) obligations, maturing within one year from the date of acquisition, of or fully guaranteed by the United States of America or an agency thereof;

(ii) state or municipal securities, maturing within one year from the date of acquisition, that are rated in one of the top two rating classifications by at least one nationally recognized rating agency;

(iii) certificates of deposit or banker’s acceptances maturing within one year from the date of acquisition of or issued by Bank of America or other commercial banks whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank) are rated in one of the top two rating classifications by at least one nationally recognized rating agency;

(iv) commercial paper maturing within 270 days from the date of issuance that, at the time of acquisition, is rated in one of the top two rating classifications by at least one credit rating agency of recognized national standing;

(v) repurchase agreements, having a term of not more than 90 days and fully collateralized with obligations of the type described in clause (i), with a bank satisfying the requirements of clause (iii); and

(vi) money market instrument programs or registered investment companies that invest in securities of the type described in this clause (f) that are properly classified as current assets in accordance with GAAP.

“Restricted Payment” means any Distribution in respect of the Company or any Restricted Subsidiary of the Company (other than on account of capital stock or other equity interests of a Restricted Subsidiary owned legally and beneficially by the Company or another Restricted Subsidiary), including any Distribution resulting in the acquisition by the Company of securities that would constitute treasury stock.

“Restricted Subsidiary” means any Subsidiary (a) of which at least a majority of the voting securities are owned by the Company and/or one or more Wholly Owned Restricted Subsidiaries and (b) that the Company has not designated an Unrestricted Subsidiary by notice in writing given to the holders of the Notes.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

9

Schedule B

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Series C Notes” is defined in Section 1.

“Source” is defined in Section 6.2.

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” is defined in Section 1.

“Subsidiary Guaranty” is defined in Section 1.

“this Agreement” or “the Agreement” is defined in Section 17.3.

“Unrestricted Subsidiary” means any Subsidiary of the Company that has been so designated by notice in writing given to the holders of the Notes.

“Voting Stock” means the capital stock of any class or classes of a corporation having power under ordinary circumstances to vote for the election of members of the board of directors of such corporation, or person performing similar functions (irrespective of whether or not at the time stock of any of the class or classes shall have or might have special voting power or rights by reason of the happening of any contingency).

“Wholly Owned Subsidiary” or “Wholly Owned Restricted Subsidiary” mean, at any time, any Subsidiary, or Restricted Subsidiary, as the case may be, 100% of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly Owned Subsidiaries or Wholly Owned Restricted Subsidiaries, as the case may be, at such time.

10

Schedule B

SCHEDULE B-l

EXISTING INVESTMENTS

Note Receivable on Real Estate Sold – 4390 Quimby Drive, Hamburg, NY (36 monthly installments with balloon payment, 8.5% interest)	$193,095

Investment in Partnership (80% Equity Interest) – Lincare of Columbia, L.P.	$1,697,000

TOTAL	$1,890,095

Schedule B-l

SCHEDULE 4.9

CHANGES IN CORPORATE STRUCTURE

None

Schedule 4.9

SCHEDULE 5.3

DISCLOSURE MATERIALS

Lincare Holdings Inc. Form 10-Q for the three months ended March 31, 2000.

Lincare Holdings Inc. Annual Report and Form 10-K for the fiscal year ended December 31, 1999.

Lincare Holdings Inc. Annual Report and Form 10-K for the fiscal year ended December 31, 1998.

Lincare Holdings Inc. Annual Report and Form 10-K for the fiscal year ended December 31, 1997.

Lincare Holdings Inc. Annual Report and Form 10-K for the fiscal year ended December 31, 1996.

Lincare Holdings Inc. Annual Report and Form 10-K for the fiscal year ended December 31, 1995.

Lincare Holdings Inc. Proxy Statement dated April 5, 2000.

Schedule 5.3

SCHEDULE 5.3

OTHER DISCLOSURE MATERIALS

Lincare Holdings Inc. Form-8-K dated June 26, 2000.

Lincare Holdings Inc. Press Release dated June 26, 2000 (Lincare Discloses Investigation).

Lincare Holdings Inc. Press Release dated June 28, 2000 (Lincare Holdings Inc. Expands Operations in the Southeastern United States With Acquisition of United Medical Inc.)

Lincare Holdings Inc. Press Release dated July 17, 2000 (Lincare Holdings Inc. Announces Second Quarter And First Half 2000 Financial Results)

Items presented by the Company and discussed with prospective Note Purchasers at a meeting held on August 16, 2000 at the Marriott Hotel, Tampa, Florida

Schedule 5.3

SCHEDULE 5.4

SUBSIDIARIES AND AFFILIATES

See Attached

Schedule 5.4

Schedule 5.4

(a)(i)	Organization and Ownership of Subsidiaries

Company Subsidiaries	Jurisdiction of Organization	Percentage of Outstanding Equity Owned by Company and/or Subsidiary
Lincare Inc.	Delaware	100% by Company
Lincare Procurement Inc.	Delaware	100% by Company
Lincare Travel Inc.	Delaware	100% by Company
Convacare Services, Inc.	Indiana	100% by Company
Lincare Asset Management Limited Partnership	Nevada	1% general partnership interest by Company; 99% limited partnership interest by Lincare Inc. (wholly-owned Subsidiary)
Lincare of New York	New York	100% by Lincare Inc. (wholly-owned Subsidiary)
Lincare Licensing Inc.	Delaware	100% by Lincare Inc. (wholly-owned Subsidiary)
Lincare Pharmacy Services Inc.	Delaware	100% by Lincare Inc. (wholly-owned Subsidiary)
Lincare of Columbia L.P.**	South Carolina	80% general partnership interest by Lincare Inc. (wholly-owned Subsidiary)

**	Notwithstanding the last sentence of Section 5.4 of the Note Purchase Agreement, Lincare of Columbia L.P. is an Unrestricted Subsidiary of the Company. The foregoing shall constitute written notice to the holders of the Notes that the Company has designated Lincare of Columbia L.P. as an Unrestricted Subsidiary.

(a)(ii)	Company Affiliates

Medcorp Health Systems, Inc. – holder of 20% limited partnership interest in Lincare of Columbia L.P., an Unrestricted Subsidiary of the Company

(a)(iii)	Directors and Senior Officers of the Company

Directors	Senior Officers
John P. Bymes (Chairman of the Board)	John P. Byrnes	President and Chief Executive Officer
Frank T. Cary	Paul G. Gabos	Chief Financial Officer and Secretary
Chest B. Black
William F. Miller, III
Frank D. Byrne, M.D.

SCHEDULE 5.5

FINANCIAL STATEMENTS

I.	Lincare Holdings Inc. Form 10-Q for the three months ended June 30, 2000.

II.	Lincare Holdings Inc. Form 10-Q for the three months ended March 31, 2000.

III.	Lincare Holdings Inc. Annual Report and 10-K for the fiscal year ended December 31, 1999.

IV.	Lincare Holdings Inc. Annual Report and 10-K for the fiscal year ended December 31, 1998.

V.	Lincare Holdings Inc. Annual Report and 10-K for the fiscal year ended December 31, 1997.

VI.	Lincare Holdings Inc. Annual Report and 10-K for the fiscal year ended December 31, 1996.

VII.	Lincare Holdings Inc. Annual Report and 10-K for the fiscal year ended December 31, 1995.

Schedule 5.5

SCHEDULE 5.1l

LICENSES, PERMITS, ETC.

None

Schedule 5.11

SCHEDULE 5.14

USE OF PROCEEDS

To (i) repay all amounts then outstanding under the 364-Day Credit Agreement (which will be terminated concurrently therewith), (ii) pay fees and expenses incurred in connection with the sale of the Notes and related transactions and (iii) use for general corporate purposes

Schedule 5.14

SCHEDULE 5.15

EXISTING INDEBTEDNESS

As of 7/31/00

PMSI – IBM AS400 Equipment	$46,000
Acquisition Future Payment Obligations	10,499,000
364 Day and Three Year Bank Credit Facilities	263,000,000

Total	$273,545,000

Schedule 5.15

EXISTING LIENS

None

Schedule 10.6

EXHIBIT 1(a)

[FORM OF SERIES A NOTE]

LINCARE HOLDINGS INC.

8.91% SENIOR SECURED NOTE, SERIES A

DUE SEPTEMBER 15, 2003

No. A-[ ]	[Date]
$[ ]	PPN: 532791 A* 1

FOR VALUE RECEIVED, the undersigned, LINCARE HOLDINGS INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [            ], or registered assigns, the principal sum of $[            ] on September 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.91% per annum from the date hereof, payable semiannually, on March 15 and September 15 in each year, commencing with the March or September next succeeding the date hereof (except that no interest payment shall be made on September 15, 2000), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.91% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in Chicago, Illinois as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of September 1, 2000 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

Exhibit 1(a)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, and to mandatory offers to prepay, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Guaranty dated as of September 1, 2000 of certain Subsidiaries of the Company.*

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

LINCARE HOLDINGS INC.

By:
Name:
Title:

*	This paragraph must be removed at such time as there are no Subsidiary Guarantors.

2

Exhibit 1(a)

EXHIBIT 1(b)

[FORM OF SERIES B NOTE]

LINCARE HOLDINGS INC.

9.01% SENIOR SECURED NOTE, SERIES B

DUE SEPTEMBER 15, 2004

No. B-[ ]	[Date]
$[ ]	PPN: 532791 A@ 9

FOR VALUE RECEIVED, the undersigned, LINCARE HOLDINGS INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [            ], or registered assigns, the principal sum of $[            ] on September 15, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 9.01% per annum from the date hereof, payable semiannually, on March 15 and September 15 in each year, commencing with the March or September next succeeding the date hereof (except that no interest payment shall be made on September 15, 2000), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 11.01% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in Chicago, Illinois as its “base” or “prime” rate.

Payments of principal of interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of September 1, 2000 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

Exhibit 1(b)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, and to mandatory offers to prepay, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Guaranty dated as of September 1, 2000 of certain Subsidiaries of the Company.*

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

LINCARE HOLDINGS INC.

By:
Name:
Title:

*	This paragraph must be removed at such time as there are no Subsidiary Guarantors.

2

Exhibit 1(b)

EXHIBIT 1(c)

[FORM OF SERIES C NOTE]

LINCARE HOLDINGS INC.

9.11% SENIOR SECURED NOTE, SERIES C

DUE SEPTEMBER 15,2005

No. C-[ ]	[Date]
$[ ]	PPN: 532791 A# 7

FOR VALUE RECEIVED, the undersigned, LINCARE HOLDINGS INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [            ], or registered assigns, the principal sum of $[            ] on September 15, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 9.11% per annum from the date hereof, payable semiannually, on March 15 and September 15 in each year, commencing with the March or September next succeeding the date hereof (except that no interest payment shall be made on September 15, 2000), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 11.11 % or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in Chicago, Illinois as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement dated as of September 1, 2000 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

Exhibit 1(c)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, and to mandatory offers to prepay, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Guaranty dated as of September 1, 2000 of certain Subsidiaries of the Company.*

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

LINCARE HOLDINGS INC.

By:
Name:
Title:

*	This paragraph must be removed at such time as there are no Subsidiary Guarantors.

2

Exhibit 1(c)

EXHIBIT l(d)

[FORM OF SUBSIDIARY GUARANTY]

THIS GUARANTY (this “Guaranty”) dated as of September 1, 2000 is made by the undersigned (each, a “Guarantor”), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the “Holders” and each individually, a “Holder”).

W I T N E S S E T H:

WHEREAS, LINCARE HOLDINGS INC., a Delaware corporation (the “Company”), and the initial Holders have entered into a Note Purchase Agreement dated as of September 1, 2000 (the Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the “Note Purchase Agreement”);

WHEREAS, the Note Purchase Agreement provides for the issuance by the Company of up to $125,000,000 aggregate principal amount of Notes (as defined in the Note Purchase Agreement);

WHEREAS, the Company owns all of the issued and outstanding capital stock of each Guarantor and, by virtue of such ownership and otherwise, each Guarantor will derive substantial benefits from the purchase by the Holders of the Company’s Notes;

WHEREAS, it is a condition precedent to the obligation of the Holders to purchase the Notes that each Guarantor shall have executed and delivered this Guaranty to the Holders; and

WHEREAS, each Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

NOW, THEREFORE, in consideration of the premises and other benefits to each Guarantor, and of the purchase of the Company’s Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:

SECTION 1. Definitions. Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.

SECTION 2. Guaranty. Each Guarantor, jointly and severally with each other Guarantor, unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Company of the principal of, Make-Whole Amount, if any, and interest on, and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the

Exhibit 1(d)

Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the “Note Documents” and the amounts payable by the Company under the Note Documents, and all other monetary obligations of the Company thereunder, being sometimes collectively hereinafter referred to as the “Obligations”). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company. Each Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

SECTION 3. Guarantor’s Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of each Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim each Guarantor or any other person may have against the Company or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Guarantor or the Company shall have any knowledge or notice thereof), including:

(a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

(b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

(c) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a “Default” or an “Event of Default” under any Note Document;

2

Exhibit 1(d)

(d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

(e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

(f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, any Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

(h) any merger or consolidation of the Company or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or any Guarantor to any other person;

(i) any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and any Guarantor, or any termination of such relationship;

(j) any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

(k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.

3

Exhibit 1(d)

Notwithstanding any other provision contained in this Guaranty, each Guarantor’s liability with respect to the principal amount of the Notes shall be no greater than the liability of the Company with respect thereto.

SECTION 4. Full Recourse Obligations. The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

SECTION 5. Waiver. Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Company of any breach or default by such Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Company or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against such Guarantor.

SECTION 6. Subrogation, Contribution, Reimbursement or Indemnity. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to any Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

4

Exhibit 1(d)

SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

SECTION 8. Term of Agreement. This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of such Guarantor hereunder shall be duly paid and performed in full.

SECTION 9. Representations and Warranties. Each Guarantor represents and warrants to each Holder that:

(a) such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b) such Guarantor has the requisite power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty;

(c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

5

Exhibit 1(d)

(d) the execution, delivery and performance of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor (other than the Lien of the Pledge Agreement) under any indenture, mortgage, deed of trust, loan, credit agreement, corporate charter or by-laws, or any other agreement evidencing Indebtedness, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any other agreement or instrument to which such Guarantor is bound or by which such Guarantor or any of its properties may be bound or affected, except as could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect, or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect;

(e) no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the transactions contemplated by this Guaranty;

(f) except as disclosed in Section 5.8 of the Note Purchase Agreement, no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of such Guarantor and its Subsidiaries taken as a whole;

(g) such Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of such Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) such Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) such Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

6

Exhibit 1(d)

SECTION 10. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy, mailed by first-class mail, postage prepaid, or sent by a recognized overnight delivery service, charges prepaid, addressed (a) if to the Company or any Holder at the address set forth in, the Note Purchase Agreement or (b) if to a Guarantor, in care of the Company at the Company’s address set forth in the Note Purchase Agreement, or in each case at such other address as the Company, any Holder or such Guarantor shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.

SECTION 11. Survival. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

SECTION 12. Submission to Jurisdiction. Each Guarantor irrevocably submits to the jurisdiction of the courts of the State of Illinois and of the courts of the United States of America having jurisdiction in the State of Illinois for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Notes, the Security Agreements, the Subsidiary Guaranty or the Notes. Each Guarantor consents to process being served in any suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Guarantor specified in or designated pursuant to the Note Purchase Agreement. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Obligor.

SECTION 13. Miscellaneous. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Required Holders. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois, including all matters of construction, validity and performance.

7

Exhibit 1(d)

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

[INSERT GUARANTOR SIGNATURE BLOCKS]

By:
Name:
Title:

8

Exhibit 1(d)

FORM OF JOINDER TO SUBSIDIARY GUARANTY

The undersigned (the “Guarantor”), joins in the Subsidiary Guaranty dated as of September 1, 2000 from the Guarantors named therein in favor of the Purchasers, as defined therein, and agrees to be bound by all of the terms thereof and represents and warrants to the Purchasers that:

(a) the Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b) the Guarantor has the requisite power and authority and the legal right to execute and deliver this Joinder to Subsidiary Guaranty (“Joinder”) and to perform its obligations hereunder and under the Subsidiary Guaranty and has taken all necessary action to authorize its execution and delivery of this Joinder and its performance of the Subsidiary Guaranty;

(c) the Subsidiary Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) the execution, delivery and performance of this Joinder will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor (other than the Lien of the Pledge Agreement) under any indenture, mortgage, deed of trust, loan, credit agreement, corporate charter or by-laws, or any other agreement evidencing Indebtedness, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any other agreement or instrument to which such Guarantor is bound or by which such Guarantor or any of its properties may be bound or affected, except as could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect, or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect;

9

Exhibit 1(d)

(e) no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Joinder, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the transactions contemplated by this Guaranty;

(f) except as disclosed in writing to the holders, no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its properties or revenues (i) with respect to this Joinder, the Subsidiary Guaranty or any of the transactions contemplated hereby or (ii) that could reasonably be expected to have a material adverse effect on the business, operations or financial condition of the Guarantor and its subsidiaries taken as a whole;

(g) such Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of such Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) such Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) such Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

Capitalized Terms used but not defined herein have the meanings ascribed in the Subsidiary Guaranty.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of ___________, _____.

[Name of Guarantor]

By:
Name:
Title:

10

Exhibit 1(d)

EXHIBIT 4.4(a)(i)

FORM OF OPINION COUNSEL

FOR THE COMPANY

The opinion of Reboul, MacMurray, Hewitt, Maynard & Kristol, counsel for the Company, shall be to the effect that:

1. Based solely upon a certificate from the Secretary of State of its state of incorporation, each of the Company and each Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and each has all requisite corporate power, in the case of the Company, to enter into and perform the Note Purchase Agreement and the Pledge Agreement and to issue and sell the Notes, and in the case of each Subsidiary Guarantor, to execute, deliver and perform the Subsidiary Guaranty.

2. The Note Purchase Agreement, the Pledge Agreement and the Notes have been duly authorized, executed and delivered, and constitute the legal, valid and binding agreements of the Company.

3. The Subsidiary Guaranty has been duly authorized, executed and delivered by and constitutes the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, fraudulent conveyance or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

4. It is not necessary in connection with the offer, sale and delivery of the Notes in the manner contemplated by the Note Purchase Agreement and the Memorandum to register the Notes under the Securities Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any resale of any Notes.

5. No authorization, approval or consent of, and no filing, registration, notification and/or qualification with, any United States Federal or New York Governmental Authority is required in connection with the execution, delivery and performance by the Company of the Note Purchase Agreement and the Pledge Agreement or the offering, issuance and sale by the Company of the Notes, and no authorization, approval or consent of, and no filing, registration, notification and/or qualification with, any United States Federal or New York Governmental Authority is necessary or required in connection with the execution, delivery and performance by any Subsidiary Guarantor of the Subsidiary Guaranty, other than such registrations, filings, notifications and approvals under Federal or state securities laws as may be necessary in connection with the sale of the Notes pursuant to the Note Purchase Agreement (subject to the opinion expressed in paragraph 4) or in connection with the sale of the shares pledged pursuant to the Pledge Agreement.

Exhibit 4.4(a)(i)

6. The issuance and sale of the Notes by the. Company, the performance of the terms and conditions of the Notes, the Note Purchase Agreement and the Pledge Agreement and the execution and delivery of the Note Purchase Agreement and the Pledge Agreement do not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of the Company or any Subsidiary (other than the Lien of the Pledge Agreement) pursuant to the provisions of (i) the certificate or articles of incorporation or bylaws of the Company or any Subsidiary, (ii) any agreement to which the Company or any Subsidiary is a party or by which it or its property is bound that is listed as an exhibit to the most recent Annual Report on Form 10-K or any subsequent Quarterly Report on Form 10-Q of the Company, (iii) any United States Federal or New York law, or (iv) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to the Company.

7. The execution, delivery and performance of the Subsidiary Guaranty and the Pledge Agreement will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of any Subsidiary Guarantor (other than the Lien of the Pledge Agreement) pursuant to the provisions of (i) its certificate or articles of incorporation or by-laws, (ii) any agreement to which any Subsidiary Guarantor is a party or by which it or its property is bound that is listed as an exhibit to the most recent Annual Report on Form 10-K or any subsequent Quarterly Report on Form 10-Q of the Company, (iii) any United States Federal or New York law, or (iv) to the knowledge of such counsel, any order, writ, injunction or decree of any court or Governmental Authority applicable to any Subsidiary Guarantor.

8. To the knowledge of such counsel, except as disclosed in Schedule 5.8 to the Note Purchase Agreement or as set forth in the Company’s most recent Annual Report on Form 10-K or subsequent quarterly or current reports, in each case as filed with the Securities and Exchange Commission, there are no actions, suits or proceedings pending or threatened against, or involving the Company or any Subsidiary, at law or in equity or before or by any Governmental Authority, that are likely to result, individually or in the aggregate, in a Material Adverse Effect.

9. Neither the Company nor any Subsidiary is (i) a “public utility company” or a “holding company,” as defined in or subject to regulation under the Public Utility Holding Company Act of 1935, as amended, or (ii) an “investment company” as defined in or subject to regulation under the Investment Company Act of 1940, as amended.

10. The issuance of the Notes and the intended use of the proceeds of the sale of the Notes do not violate or conflict with Regulation U, T or X of the Board of Governors of the Federal Reserve System.

2

Exhibit 4.4(a)(i)

The opinion of Reboul, MacMurray, Hewitt, Maynard & Kristol shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company. The opinion of Reboul, MacMurray, Hewitt, Maynard & Kristol may be limited to the laws of the United States of America, the Delaware General Corporation Law and the State of New York. Such opinion shall state that subsequent transferees and assignees of the Notes may rely thereon.

3

Exhibit 4.4(a)(i)

EXHIBIT 4.4(a)(ii)

FORM OF OPINION OF FLORIDA COUNSEL

FOR THE COMPANY

The opinion of Thomas P. McNamara, P. A., Florida counsel for the Company, shall be to the effect that:

1. A court sitting in the State of Florida would recognize the choice of Illinois law to govern the Agreement and the Notes.

2. No authorization, approval or consent of, and no filing, registration, notification and/or qualification with, any Florida Governmental Authority is required in connection with the execution, delivery and performance by the Company of the Note Purchase Agreement and the Pledge Agreement or the offering, issuance and sale by the Company of the Notes, and no authorization, approval or consent of, and no filing, registration, notification and/or qualification with, any Florida Governmental Authority is necessary or required in connection with the execution, delivery and performance by any Subsidiary Guarantor of the Subsidiary Guaranty, other than such registrations, filings, notifications and approvals under Federal or state securities laws as may be necessary in connection with the sale of the Notes pursuant to the Note Purchase Agreement or in connection with the sale of the shares pledged pursuant to the Pledge Agreement.

3. To the knowledge of such counsel, the issuance and sale of the Notes by the Company, the performance of the terms and conditions of the Notes, the Note Purchase Agreement and the Pledge Agreement and the execution and delivery of the Note Purchase Agreement and the Pledge Agreement do not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of the Company or any Subsidiary (other than the Lien of the Pledge Agreement) pursuant to the provisions of any order, writ, injunction or decree of any court or Governmental Authority applicable to the Company.

4. To the knowledge of such counsel, the execution, delivery and performance of the Subsidiary Guaranty and the Pledge Agreement will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien on, the property of any Subsidiary Guarantor (other than the Lien of the Pledge Agreement) pursuant to the provisions of any order, writ, injunction or decree of any Florida court or Governmental Authority applicable to any Subsidiary Guarantor.

The opinion of Thomas P. McNamara, P.A. shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company. Such opinion shall state that subsequent transferees and assignees of the Notes may rely thereon.

Exhibit 4.4(a)(ii)

EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

The opinion of Gardner, Carton & Douglas, special counsel to the Purchasers, shall be to the effect that:

1. The Company is a corporation organized and validly existing in good standing under the laws of the State of Delaware, with requisite corporate power and authority to enter into the Agreement and the Pledge Agreement and to issue and sell the Notes.

2. The Agreement, the Pledge Agreement and the Notes have been duly authorized, executed and delivered by and constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

3. The Subsidiary Guaranty and the Pledge Agreement, to the extent required, have been duly authorized, executed and delivered by and constitute the legal, valid and binding obligations of each Subsidiary Guarantor, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

4. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes and delivery of the Subsidiary Guaranty do not require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

5. The issuance and sale of the Notes and compliance with the terms and provisions of the Notes, the Agreement and the Pledge Agreement will not conflict with or result in any breach of any of the provisions of the Certificate of Incorporation or By-Laws of the Company.

6. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Purchase Agreement or the Notes.

The opinion of Gardner, Carton & Douglas shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. Such opinion shall state that subsequent transferees and assignees of the Notes may rely thereon. As to matters of New York law, Gardner, Carton & Douglas may rely upon the opinion of Reboul, MacMurray, Hewitt, Maynard & Kristol.

Exhibit 4.4(b)

SUBSIDIARY GUARANTY

THIS GUARANTY (this “Guaranty”) dated as of September 1, 2000 is made by the undersigned (each, a “Guarantor”), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the “Holders” and each individually, a “Holder”).

W I T N E S S E T H:

WHEREAS, LINCARE HOLDINGS INC., a Delaware corporation (the “Company”), and the initial Holders have entered into a Note Purchase Agreement dated as of September 1, 2000 (the Note Purchase Agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the “Note Purchase Agreement”);

WHEREAS, the Note Purchase Agreement provides for the issuance by the Company of up to $125,000,000 aggregate principal amount of Notes (as defined in the Note Purchase Agreement);

WHEREAS, the Company owns all of the issued and outstanding capital stock of each Guarantor and, by virtue of such ownership and otherwise, each Guarantor will derive substantial benefits from the purchase by the Holders of the Company’s Notes;

WHEREAS, it is a condition precedent to the obligation of the Holders to purchase the Notes that each Guarantor shall have executed and delivered this Guaranty to the Holders; and

WHEREAS, each Guarantor desires to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

NOW, THEREFORE, in consideration of the premises and other benefits to each Guarantor, and of the purchase of the Company’s Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:

SECTION 1. Definitions. Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.

SECTION 2. Guaranty. Each Guarantor, jointly and severally with each other Guarantor, unconditionally and irrevocably guarantees to the Holders the due, prompt and complete payment by the Company of the principal of, Make-Whole Amount, if any, and interest on, and each other amount due under, the Notes or the Note Purchase Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the Note Purchase Agreement (the Notes and

the Note Purchase Agreement being sometimes hereinafter collectively referred to as the “Note Documents” and the amounts payable by the Company under the Note Documents, and all other monetary obligations of the Company thereunder, being sometimes collectively hereinafter referred to as the “Obligations”). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company. Each Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

SECTION 3. Guarantor’s Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of each Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim each Guarantor or any other person may have against the Company or any other person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not each Guarantor or the Company shall have any knowledge or notice thereof), including:

(a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

(b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

(c) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a “Default” or an “Event of Default” under any Note Document;

(d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

(e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

(f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, any Guarantor or to any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

(h) any merger or consolidation of the Company or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or any Guarantor to any other person;

(i) any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and any Guarantor, or any termination of such relationship;

(j) any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

(k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.

Notwithstanding any other provision contained in this Guaranty, each Guarantor’s liability with respect to the principal amount of the Notes shall be no greater than the liability of the Company with respect thereto.

SECTION 4. Full Recourse Obligations. The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

SECTION 5. Waiver. Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Company of any breach or default by such Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Company or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against such Guarantor.

SECTION 6. Subrogation, Contribution, Reimbursement or Indemnity. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to any Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the

Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

SECTION 8. Term of Agreement. This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of such Guarantor hereunder shall be duly paid and performed in full.

SECTION 9. Representations and Warranties. Each Guarantor represents and warrants to each Holder that:

(a) such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

(b) such Guarantor has the requisite power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty;

(c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) the execution, delivery and performance of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor (other than the Lien of the Pledge Agreement) under any indenture, mortgage, deed of trust, loan, credit agreement, corporate charter or by-laws, or any other agreement evidencing Indebtedness, (ii) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor under, any other agreement or instrument to which such Guarantor is bound or by which such Guarantor or any of its properties may be bound or affected, except as could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to have a Material Adverse Effect, or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor, except as could not reasonably be expected to-have a Material Adverse Effect;

(e) no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in. connection with the execution, delivery or performance by such Guarantor of this Guaranty, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the transactions contemplated by this Guaranty;

(f) except as disclosed in Section 5.8 of the Note Purchase Agreement, no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of such Guarantor and its Subsidiaries taken as a whole;

(g) such Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of such Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) such Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) such Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

SECTION 10. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy, mailed by first-class mail, postage prepaid, or sent by a recognized overnight delivery service, charges prepaid, addressed (a) if to the Company or any Holder at the address set forth in, the Note Purchase Agreement or (b) if to a Guarantor, in care of the Company at the Company’s address set forth in the Note Purchase Agreement, or in each case at such other address as the Company, any Holder or such Guarantor shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.

SECTION 11. Survival. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

SECTION 12. Submission to Jurisdiction. Each Guarantor irrevocably submits to the jurisdiction of the courts of the State of Illinois and of the courts of the United States of America having jurisdiction in the State of Illinois for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Notes, the Security Agreements, the Subsidiary Guaranty or the Notes. Each Guarantor consents to process being served in any suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Guarantor specified in or designated pursuant to the Note Purchase Agreement. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Obligor.

SECTION 13. Miscellaneous. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Required Holders. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois, including all matters of construction, validity and performance.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

LINCARE INC. LINCARE PROCUREMENT INC. LINCARE ASSET MANAGEMENT LP
By: Lincare Holdings Inc., a Delaware corporation, its general partner
LINCARE OF NEW YORK INC. LINCARE PHARMACY SERVICES INC. LINCARE LICENSING INC. CONVACARE SERVICES INC. LINCARE TRAVEL INC.

By:	/s/ Paul G. Gabos
Name:	Paul G. Gabos
Title:	CFO, Treasurer and Secretary

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

This INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (the “Intercreditor Agreement”), dated as of September 6, 2000, is by and among BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as hereinafter defined), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Lenders (as hereinafter defined) and the SENIOR NOTEHOLDERS (as hereinafter defined).

R E C I T A L S:

A. Pursuant to that certain Three-Year Credit Agreement, dated as of August 23, 1999, as amended pursuant to a First Amendment to Three-Year Credit Agreement dated as of June 20, 2000 and as further amended pursuant to a Second Amendment to Three-Year Credit Agreement (the “Second Amendment to Credit Agreement”) dated as of August 21, 2000 (as so previously amended and as from time to time hereafter may be amended, modified, extended, renewed, restated or replaced, including any increase in the amount thereof, the “Bank Credit Agreement”), among Lincare Holdings Inc., a Delaware corporation (the “Company”), the Guarantors (as hereinafter defined), the Lenders and the Administrative Agent, the Lenders have agreed to establish a $240,000,000 credit facility in favor of the Company.

B. Pursuant to the Note Purchase Agreement dated as of September 1, 2000 (as from time to time hereafter amended, modified, extended, renewed, restated or replaced, the “Senior Note Purchase Agreement”) by and among the Company and each of the respective purchasers identified therein (collectively, the “Senior Noteholders”), the Company issued and sold to the Senior Noteholders $30,000,000 aggregate principal amount of its 8.91% Senior Secured Notes, Series A due September 15, 2003, $50,000,000 aggregate principal amount of its 9.01% Senior Secured Notes, Series B due September 15, 2004 and $45,000,000 aggregate principal amount of its 9.11% Senior Secured Notes, Series C due September 15, 2005 (as amended, modified, extended, renewed or restated from time to time, the “Senior Notes”, such term to include any such notes issued in substitution therefor pursuant to the terms of the Senior Note Purchase Agreement).

C. A portion of the proceeds from the Senior Notes has been applied to pay the outstanding loans and other obligations under that certain 364-Day Credit Agreement, dated as of August 21, 2000 (the “364-Day Credit Agreement”), among the Company, the Guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent, and the commitments of such lenders under the 364-Day Credit Agreement have been terminated.

D. The Credit Party Obligations under and as defined in the Bank Credit Agreement have been unconditionally guaranteed by the Bank Guarantors (as hereinafter defined) under the Bank Credit Agreement and the Senior Notes have been unconditionally guaranteed by the Senior Note Guarantors (as hereinafter defined) pursuant to the Senior Note Guaranty (as hereinafter defined).

E. The Administrative Agent, on behalf of the Lenders, and the Senior Noteholders are entering into this Intercreditor Agreement to, among other things, (i) authorize Bank of America, N.A. to act as the Collateral Agent on behalf of all Secured Parties (as hereinafter defined) regarding the Pledged Collateral (as hereinafter defined), (ii) define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship among the Secured Parties regarding the relative rights and priorities with respect to the Pledged Collateral and (iii) provide for the sharing of any amounts otherwise recovered under any Guaranty (as hereinafter defined).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 DEFINITIONS.

The following terms shall have the meanings assigned to them below in this Section 1 or as otherwise defined in the provisions of this Intercreditor Agreement:

“Act” shall have the meaning assigned thereto in Section 4.5 hereof.

“Administrative Agent” shall have the meaning assigned thereto in the introductory paragraph hereto, together with any successors and assigns.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (a) to vote 10% or more of the securities having ordinary voting power for the election of directors or trustees of such corporation or (b) to direct or cause direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

“Bank Credit Agreement” shall have the meaning assigned thereto in the Recitals hereof.

“Bank Credit Agreement Obligations” means, without duplication, (i) all of the obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under the Bank Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from any Credit Party to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement or any Equity Swap Agreement entered into in connection with the loans evidenced by the Bank Credit Documents.

“Bank Credit Documents” means (i) the Bank Credit Agreement, (ii) the Letters of Credit, (iii) the Pledge Agreement and (iv) the Revolving Notes, the LOC Documents, each Joinder Agreement and the Agent’s fee Letter, each as defined in the Bank Credit Agreement as in effect on the date hereof.

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“Bank Guarantor” means any Subsidiary of the Company as may from time to time become a guarantor under the Bank Credit Agreement in accordance with the provisions of the Bank Credit Agreement.

“Bank Guaranties” means the guaranty of the Bank Guarantors made pursuant to Section 4 of the Bank Credit Agreement, and shall include each additional guaranty or joinder delivered pursuant to the requirements of the Bank Credit Agreement.

“Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

“Bankruptcy Event” means, with respect to any Person, the occurrence of any of the following: (i) the entry of a decree or order for relief by a court or governmental agency in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment by a court or governmental agency of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or the ordering of the winding up or liquidation of its affairs by a court or governmental agency; or (ii) the commencement against such Person of an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or of any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed for a period of sixty (60) consecutive days, or the repossession or seizure by a creditor of such Person of a substantial part of its Property; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or the taking possession by a receiver, liquidator, assignee, creditor in possession, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

“Business Day” means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions arc authorized or required by law or other governmental action to close in Charlotte, North Carolina or New York, New York.

“Collateral Agent” shall have the meaning assigned thereto in the introductory paragraph hereto.

“Company” shall have the meaning assigned thereto in the Recitals hereof.

“Credit Parties” means a collective reference to the Company and the Guarantors.

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“Equity Swap Agreements” means any agreement entered into by the Company in order to manage existing or anticipated risk associated with the repurchase by the Company of shares of its capital stock at a predetermined purchase price.

“Event of Default” means (i) any “Event of Default” under and as defined in the Bank Credit Agreement or (ii) any “Event of Default” under and as defined in the Senior Note Purchase Agreement.

“Financing Documents” means a collective reference to (i) the Bank Credit Documents, (ii) any Hedging Agreement or any Equity Swap Agreement entered into in connection with the loans evidenced by the Bank Credit Documents and (iii) the Senior Note Documents.

“Guaranties” means a collective reference to the Bank Guaranties and the Senior Note Guaranty, and “Guaranty” means any one of them.

“Guarantors” means a collective reference to the Bank Guarantors and the Senior Note Guarantors, and “Guarantor” means any one of them.

“Hedging Agreement” means any interest rate protection agreements, foreign currency exchange agreements, currency swap agreements, commodity purchase or option agreements or other interest or exchange rate hedging agreements.

“Intercreditor Agreement” shall have the meaning assigned thereto in the introductory paragraph hereto.

“Issuing Lender” means Bank of America, N.A. in its capacity as issuer of Letters of Credit under the Bank Credit Agreement.

“Lender” means each of the Persons identified as a “Lender” on the signature pages to the Second Amendment to Credit Agreement, the Issuing Lender and any Person that hereafter becomes a lender party to the Bank Credit Agreement in accordance with the terms thereof, together with their successors and assigns. For the purposes of this Intercreditor Agreement and the Pledge Agreement, the term “Lender” shall include any Affiliate of any Lender which has entered into a Hedging Agreement or an Equity Swap Agreement with any Credit Party.

“Letter of Credit” means a letter of credit issued for the account of a Credit Party by the Issuing Lender under the Bank Credit Agreement, as any such letter of credit may be amended, modified, extended, renewed or replaced.

“Letter of Credit Collateral Account” shall have the meaning assigned thereto in Section 5.3(c) hereof.

“LOC Obligations” means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

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“Make-Whole Amount” shall have the meaning assigned to such term in the Senior Note Purchase Agreement as in effect on the date hereof.

“Notice of Event of Default” means a written notice issued to the Collateral Agent with a copy to the Company by any Secured Party certifying that an Event of Default arising under Section 9.1 of the Bank Credit Agreement or Section 11 of the Senior Note Purchase Agreement has occurred and is continuing.

“Obligations” means a collective reference to the Bank Credit Agreement Obligations and the Senior Note Obligations.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, trust or other enterprise (whether or not incorporated) or any government authority.

“Pledge Agreement” means that certain Second Amended and Restated Pledge Agreement dated as of the date hereof among the Company, the Guarantors and the Collateral Agent, for the ratable benefit of the Secured Parties, as amended or modified from time to time.

“Pledged Collateral” shall have the meaning assigned thereto in the Pledge Agreement.

“Pledged Shares” means a collective reference to the shares of capital stock pledged to the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to the terms of the Pledge Agreement.

“Proceeds” shall have the meaning assigned thereto in Section 4.3.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Required Secured Parties” means, at the time of any determination hereunder, (a) Lenders holding in the aggregate a majority of (i) the Commitments (as defined in the Bank Credit Agreement) or (ii) if such Commitments have been terminated, the outstanding principal amount of the Bank Credit Agreement Obligations and (b) Senior Noteholders holding in the aggregate a majority of the outstanding principal amount of the Senior Note Obligations.

“Second Amendment to Credit Agreement” shall have the meaning assigned thereto in the Recitals hereof.

“Secured Parties” means a collective reference to the Administrative Agent, on behalf of the Lenders, the Collateral Agent, each of the Lenders and each of the Senior Noteholders, and “Secured Party” means any one of them.

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“Senior Note Documents” means the Senior Note Purchase Agreement, the Senior Notes, the Pledge Agreement and the Senior Note Guaranty (as in effect on the date hereof).

“Senior Note Guarantor” means any Subsidiary of the Company as may from time to time become a guarantor under the Senior Note Guaranty in accordance with the provisions of the Senior Note Purchase Agreement.

“Senior Note Guaranty” means the guaranty agreement of the Senior Note Guarantors in favor of the Senior Noteholders dated as of September 1, 2000, as amended or modified from time to time, and shall include each additional guaranty or joinder delivered pursuant to the requirements of the Senior Note Purchase Agreement.

“Senior Note Obligations” means a collective reference to the unpaid principal of, interest on and applicable Make-Whole Amount, if any, in respect of the Senior Notes and all other obligations and liabilities of the Company and the Senior Note Guarantors to the Senior Noteholders (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Senior Note Purchase Agreement or any Senior Note or any other document made, delivered or given in connection therewith, whether on account of principal, interest, fees, Make-Whole Amount, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Senior Noteholders that are required to be paid by the Company or any Senior Note Guarantor pursuant to the terms of the Senior Note Purchase Agreement, the Senior Notes, this Intercreditor Agreement or any other Senior Note Document).

“Senior Note Purchase Agreement” shall have the meaning assigned thereto in the Recitals hereof.

“Senior Noteholders” means a collective reference to the holders from time to time of the Senior Notes. Each such noteholder may be referred to individually herein as a “Senior Noteholder”.

“Senior Notes” shall have the meaning assigned thereto in the Recitals hereof.

“Subsidiary” means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly, or indirectly through Subsidiaries, and (b) any partnership, limited liability company, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries has more than a 50% equity interest at any time.

“Unfunded LOC Exposure” means, at any time, the aggregate undrawn amount of all outstanding Letters of Credit at such time.

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“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.

SECTION 2 APPOINTMENT AND AUTHORITY OF COLLATERAL AGENT.

(a) Each of the Administrative Agent, on behalf of the Lenders, and the Senior Noteholders hereby (i) appoints Bank of America, N.A. to act as Collateral Agent on behalf of such Person with such powers and discretion as are specifically delegated to the Collateral Agent by the terms of this Intercreditor Agreement and the Pledge Agreement, together with such other powers as are reasonably incidental thereto and (ii) authorizes the Collateral Agent to execute the Pledge Agreement in the name of and for the benefit of such Person, and Bank of America, N.A. hereby accepts such appointment and shall have all of the rights and obligations of the Collateral Agent hereunder and under the Pledge Agreement.

(b) Each of the Administrative Agent, on behalf of the Lenders, and the Senior Noteholders hereby appoints the Collateral Agent as agent for the purposes of perfecting the security interest in the Pledged Collateral and Bank of America, N.A. hereby acknowledges that it shall hold the certificates, if any, representing the Pledged Shares for the ratable benefit of all Secured Parties.

(c) Subject to the requirements of Section 4.2 hereof, the Administrative Agent, on behalf of the Lenders, and the Noteholders hereby authorize, and each Secured Party shall be deemed to authorize, the Collateral Agent to take such action on their behalf hereunder and under the provisions of the Pledge Agreement and any other instrument and agreement referred to therein or now or hereafter delivered thereunder and to exercise such powers thereunder as are specifically delegated to or required of the Collateral Agent by the terms thereof, subject to the provisions hereof.

SECTION 3 PRIORITY OF LIENS; SHARING OF GUARANTIES.

Notwithstanding any contrary provision contained in the Uniform Commercial Code, any applicable law or judicial decision or the Financing Documents, or whether any Secured Party has possession of all or any part of the Pledged Collateral, as among the Secured Parties, the respective rights of each Secured Party in respect of liens and security interests existing under the Pledge Agreement shall at all times remain on a parity with one another without preference, priority or distinction and shall be shared as provided herein, and any payments, proceeds or other distributions realized or received in respect thereof shall be shared by the Secured Parties and distributed in accordance with the rights and priorities set forth in this Intercreditor Agreement. Any payments or proceeds received by the Collateral Agent or any Secured Party by way of right of setoff or banker’s lien or counterclaim (whether by law, contract or otherwise) shall be deemed to be Proceeds and shall be shared by the Secured Parties and distributed in accordance with the rights and priorities set forth in this Intercreditor Agreement. All payments made pursuant to the terms of any Guaranty shall be shared among the Secured Parties as provided herein.

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SECTION 4 ENFORCEMENT AGAINST PLEDGED COLLATERAL; APPLICATION OF PROCEEDS FROM PLEDGED COLLATERAL AND GUARANTIES.

Section 4.1 Limit on Enforcement.

The liens and security interests granted and provided for in the Pledge Agreement shall not be enforced as against any of the Pledged Collateral except at the direction of the Required Secured Parties upon the occurrence of an Event of Default and in compliance with the provisions hereof. As long as any Obligations exist or may become outstanding pursuant to the terms of the Financing Documents, the provisions of this Intercreditor Agreement shall provide the exclusive method by which any Secured Party may exercise rights and remedies under the Pledge Agreement.

Section 4.2 Enforcement.

The Administrative Agent, on behalf of the Lenders, and each Senior Noteholder agrees that it will, upon becoming aware of the occurrence of any Event of Default, give the Collateral Agent and each other Secured Party immediate written notice of such Event of Default which notice shall constitute a Notice of Event of Default. Upon the occurrence of any Event of Default and the Collateral Agent’s receipt of a Notice of Event of Default for the same, the Collateral Agent, at the direction of the Required Secured Parties, shall seek to realize upon the security interests and liens granted to the Collateral Agent under the Pledge Agreement in such manner as shall be directed by the Required Secured Parties. Whether before or after any Event of Default, subject to the terms and conditions hereof, the Collateral Agent shall follow the instructions of the Required Secured Parties with respect to the preservation, protection, collection or realization upon any Pledged Collateral. If the Collateral Agent has requested instructions from the Required Secured Parties at a time when a Notice of Event of Default shall be outstanding and the Required Secured Parties have not responded to such request within 30 days thereafter, the Collateral Agent may take (unless any Secured Party shall have given the Collateral Agent notification that the Required Secured Parties have not agreed upon the actions to be taken by the Collateral Agent, in which case the Collateral Agent shall take no action until instructions of the Required Secured Parties are received), but shall have no obligation to take, any and all actions under the Pledge Agreement or otherwise, including foreclosure of any lien or any other exercise of remedies, as the Collateral Agent shall determine to be in the best interests of the Secured Parties and to maximize both the value of the Pledged Collateral and the present value of the recovery by each of the Secured Parties on the Obligations; provided, however, if instructions are thereafter received from the Required Secured Parties, then any subsequent actions of the Collateral Agent shall be subject to such instructions.

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Section 4.3 Application of Proceeds.

The proceeds and avails of any sale of the Pledged Collateral, or any part thereof, and the proceeds and avails of any right or remedy under the Pledge Agreement, and any and all amounts at any time recovered by any Secured Party from any Guarantor as a result of the enforcement by such Secured Party of its rights and remedies under any Guaranty (collectively, the “Proceeds”) in all cases shall be shared by the Secured Parties (as specified in this Section 4.3), within five (5) Business Days after receipt thereof by any Secured Party or the Collateral Agent, and shall be paid to and applied as follows:

(a) FIRST, to the payment of all unreimbursed costs and expenses of the Collateral Agent, in its capacity as such, incurred in connection with the execution of its duties as Collateral Agent, in exercising or attempting to exercise any right or remedy hereunder or under the Pledge Agreement or in taking possession of, protecting, preserving or disposing of any item of Pledged Collateral, and all amounts against or for which the Collateral Agent, in its capacity as such, is to be indemnified or reimbursed hereunder or under the Pledge Agreement;

(b) SECOND, after payment in full of the amounts set forth in clause (a) above, to the payment of any fees owed by the Credit Parties to the Collateral Agent;

(c) THIRD, after payment in full of the amounts set forth in clause (b) above, to the payment of the costs and expenses of the Secured Parties incurred in connection with the enforcement of this Intercreditor Agreement and the Pledge Agreement, ratably based on the proportion that such unpaid costs and expenses constituting each of the Bank Credit Agreement Obligations and the Senior Note Obligations bears to the sum of all such unpaid costs and expenses at the time due and payable;

(d) FOURTH, after payment in full of the amounts set forth in clause (c) above, to the payment of all of the Obligations consisting of accrued commitment fees (to the extent a legal commitment to lend money existed at the time such fees accrued), accrued letter of credit fees and accrued interest (including, without limitation, the Make-Whole Amount, if any, then owing to the Senior Noteholders under the Senior Note Purchase Agreement), ratably based on the proportion that such fees and interest constituting each of the Bank Credit Agreement Obligations and the Senior Note Obligations bears to the sum of all such fees and interest at the time due and payable;

(e) FIFTH, after payment in full of the amounts set forth in clause (d) above, to the payment of the outstanding principal amount of the Obligations (including the payment or cash collateralizaiion of the outstanding LOC Obligations, subject to the terms of Section 5.3(c)) ratably based on the proportion that such principal constituting each of the Bank Credit Agreement Obligations and the Senior Note Obligations bears to the sum of all such principal at the time due and payable;

(f) SIXTH, after payment in full of all amounts set forth in clause (e) above, to the payment to the Administrative Agent in its capacity as such, the Lenders and the Senior Noteholders, ratably in accordance with the respective amounts of (i) all other Bank Credit Agreement Obligations and (ii) all other Senior Note Obligations, to be applied in the manner specified the Bank Credit Documents or the Senior Note Documents, as applicable; and

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(g) LAST, after payment in full of all amounts set forth in clause (g) above, to the payment of the surplus, if any, to the Company or any other Credit Party, any of their respective successors or to whomsoever may be lawfully entitled to receive the same.

The Administrative Agent, on behalf of the Lenders, and the Senior Noteholders agree among themselves that, in the event that any Secured Party by any means and/or for any reason shall obtain Proceeds in excess of its ratable share of such Proceeds, such Secured Party shall promptly transfer such proceeds to the Collateral Agent for distribution in accordance with the order set forth above. It is understood and agreed that the Company shall be liable for any deficiency between the amount of the Proceeds and the aggregate amount of the Obligations secured thereby.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) each of the Secured Parties shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Obligations held by such Secured Party bears to the aggregate then outstanding Obligations) of amounts available to be applied pursuant to clauses “THIRD”, “FOURTH”, “FIFTH” and “SIXTH” above.

Section 4.4 Determination of Amounts of Obligations.

Whenever the Collateral Agent is required to determine the existence or amount of any of the Obligations or any portion thereof or the existence of any Event of Default for any purposes of this Intercreditor Agreement, it shall be entitled, absent manifest error, to make such determination on the basis of one or more certificates of any Secured Party (with respect to the Obligations owed to such Secured Party); provided, however, that if, notwithstanding the request of the Collateral Agent, any Secured Party shall fail or refuse within ten Business Days of such request to certify as to the existence or amount of any Obligations or any portion thereof owed to it or the existence of any Event of Default, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in its reasonable discretion, determine, including by reliance upon a certificate of the Company; provided further, that, promptly following determination of any such amount, the Collateral Agent shall notify such Secured Party of such determination and thereafter shall correct any error that such Secured Party brings to the attention of the Collateral Agent. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any of the Credit Parties or its Subsidiaries, any Secured Party or any other Person as a result of any action taken by the Collateral Agent based upon such determination prior to receipt of notice of any error in such determination.

Section 4.5 Acts of Secured Parties.

Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Intercreditor Agreement to be given or taken by the Secured Parties or any portion thereof (including the Required Secured Parties) may be and, at the request of the

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Collateral Agent, shall be embodied in and evidenced by one or more instruments satisfactory in form and substance to the Collateral Agent and signed by or on behalf of such Persons and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an “Act” of the Persons signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon an Act of any Secured Party if such Act purports to be taken by or on behalf of such Secured Party, and nothing in this Section 4.5 or elsewhere in this Intercreditor Agreement shall be construed to require any Secured Party to demonstrate that it has been authorized to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of such Secured Party.

SECTION 5 THE COLLATERAL AGENT.

The Collateral Agent accepts the duties hereunder and under the Pledge Agreement and agrees to perform the same, but only upon the terms and conditions hereof and of the Pledge Agreement, including the following:

Section 5.1 Duties of Collateral Agent.

(a) The Collateral Agent, upon receipt of an appropriate Notice of Event of Default from any Secured Party, shall promptly furnish copies of the same to the other Secured Parties.

(b) The Collateral Agent shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Pledged Collateral or to otherwise take or refrain from taking any action under, or in connection with, this Intercreditor Agreement or the Pledge Agreement, except, subject to Section 5.7, as expressly provided by the terms and conditions of this Intercreditor Agreement or the Pledge Agreement. The Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Pledge Agreement or otherwise as it shall deem to be in the best interests of the Secured Parties in order to maintain the Pledged Collateral and protect and preserve the Pledged Collateral and the rights of the Secured Parties; provided, however, that, except as otherwise expressly provided herein, in the absence of written instructions (which may relate to the exercise of specific remedies or to the exercise of remedies in general) from the Required Secured Parties the Collateral Agent shall not foreclose on any lien or security interest on the Pledged Collateral or exercise any other remedies available to it under the Pledge Agreement with respect to the Pledged Collateral or any part thereof.

(c) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the Pledge Agreement. The Collateral Agent makes no representation as to the value or condition of the Pledged Collateral or any part thereof, as to the title of any

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of the Credit Parties to the Pledged Collateral, as to the security afforded by this Intercreditor Agreement or the Pledge Agreement or as to the validity, execution, enforceability, legality or sufficiency of this Intercreditor Agreement or any other Financing Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be required to ascertain or inquire as to the performance by any of the Credit Parties of its obligations under any of the Financing Documents.

(d) The Collateral Agent shall not be responsible for insuring the Pledged Collateral, for the payment of taxes, charges, assessments or liens upon the Pledged Collateral or otherwise as to the maintenance of the Pledged Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Pledged Collateral. The Collateral Agent shall have no duty to any of the Credit Parties or any of their Subsidiaries or to the Secured Parties as to any Pledged Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such Pledged Collateral in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it.

(e) The Collateral Agent may execute any of the powers granted under this Intercreditor Agreement or the Pledge Agreement and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in- fact selected by it with reasonable care.

(f) In the event (i) the Collateral Agent shall have received any written request from any of the Credit Parties for consent or approval to any matter relating to any Pledged Collateral or the Credit Party’s obligations with respect thereto or (ii) there shall be due from the Collateral Agent under the provisions of the Pledge Agreement any performance or the delivery of any instrument, then, in each such event, the Collateral Agent shall send to each of the Secured Parties a notice setting forth in reasonable detail (x) an account of the matter as to which such consent has been requested or the performance or instrument required to be so delivered, as the case may be, and (y) the Collateral Agent’s proposed course of action with respect thereto. No such consent of the Secured Parties shall be required with respect to any action taken in accordance with the provisions of Section 4.2 hereof or with respect to any consent, determination or other matter that is, in the Collateral Agent’s reasonable judgment, ministerial or administrative in nature.

(g) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a Notice of Event of Default or a notice from any of the Credit Parties to the Collateral Agent in its capacity as Collateral Agent indicating that an Event of Default has occurred. The Collateral Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of

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Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it. Subject in all cases to the provisions of Section 4.2, the Collateral Agent may (but shall not be obligated to) take action hereunder on the basis of the occurrence of an Event of Default, whether or not the Collateral Agent has received any Notice of Event of Default stating that such Event of Default has occurred; provided that any such action taken by the Collateral Agent without direction from the Required Secured Parties shall be limited to actions that the Collateral Agent determines to be necessary to protect and preserve the Pledged Collateral and the rights of the Secured Parties; provided further, that the Collateral Agent shall promptly notify all Secured Parties in writing of any action taken without direction from the Required Secured Parties.

(h) The Collateral Agent may, without obtaining the consent of any of the Secured Parties, exchange any of the Pledged Collateral of a Credit Party or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Credit Party with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may determine. The Collateral Agent shall promptly notify all Secured Parties in writing of any such action taken without the consent from the Required Secured Parties.

(i) The Collateral Agent may, without obtaining the consent of any of the Secured Parties, release any of the Pledged Collateral in connection with transactions permitted by (i) Sections 8.4 and 8.5 of the Bank Credit Agreement (or otherwise permitted by any amendments, waivers or consents executed in accordance with the terms of the Bank Credit Documents) and (ii) Sections 10.7, 10.8 and 10.9 of the Senior Note Purchase Agreement (or as otherwise permitted by any amendments, waivers or consents executed in accordance with the terms of the Senior Note Documents), and execute any releases or other documentation evidencing the same upon such terms and conditions as the Collateral Agent may determine. The Collateral Agent shall promptly notify all Secured Parties in writing of any such action taken without the consent from the Required Secured Parties.

Section 5.2 Collateral Agent’s Liability.

No provision of this Intercreditor Agreement shall be construed to relieve the Collateral Agent from liability for its own grossly negligent action, grossly negligent failure to act, or its own willful misconduct, except that:

(a) the Collateral Agent shall not be liable except for the performance of such duties as are specifically set forth in this Intercreditor Agreement or in the Pledge Agreement, and no implied covenants or obligations shall be read into this Intercreditor Agreement or the Pledge Agreement against the Collateral Agent, but the duties and obligations of the Collateral Agent shall be determined solely by the express provisions of this Intercreditor Agreement and the Pledge Agreement;

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(b) the Collateral Agent may rely upon the authenticity of, and the truth of the statements and the correctness of the opinions expressed in, and shall be protected in acting upon, any resolution, officer’s certificate, opinion of counsel, note, request, notice, consent, waiver, order, signature guaranty, notarial seal, stamp, acknowledgment, verification, appraisal, report, stock certificate, or other paper or document believed by the Collateral Agent to be genuine and to have been signed, affixed or presented by the proper party or parties and the Collateral Agent shall not assume, and shall not be deemed to have assumed, any obligation towards or relationship of agency, fiduciary or trust with or for any other Person;

(c) whenever the Collateral Agent, or any of its agents, representatives, experts or counsel, shall consider it necessary or desirable that any matter be proved or established, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an officer’s certificate; provided, however, that the Collateral Agent, or such agent, representative, expert or counsel, may require such further and additional evidence and make such further investigation as it or they may consider reasonable;

(d) the Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in accordance with any direction or request of a Secured Party pursuant to the terms of this Intercreditor Agreement or the Pledge Agreement;

(e) the Collateral Agent shall not be liable for any error of judgment made in good faith by an officer, director, employee or agent of the Collateral Agent; and

(f) whether or not an Event of Default shall have occurred, the Collateral Agent shall not be under any obligation to take or refrain from taking any action under this Intercreditor Agreement or the Pledge Agreement (i) which may tend to involve it in any expense or liability, unless and until it is requested in writing so to do by the Required Secured Parties and furnished, from time to time as it may require, with satisfactory security and indemnity or (ii) which may conflict with any provisions of law, this Intercreditor Agreement, the Pledge Agreement or any order of any court or administrative agency.

Section 5.3 Status of Moneys Received.

(a) Pending the disbursement thereof pursuant to the terms of this Intercreditor Agreement, all monies received by the Collateral Agent following the enforcement of the liens and security interests granted and provided for in the Pledge Agreement shall be held for the purposes for which they were received, in segregated accounts, and shall, if held by the Collateral Agent for more than one (1) Business Day, be invested by the Collateral Agent in investments permitted by Section 5.3(b) below. The Collateral Agent and any affiliated corporation may become the owner of any of the Obligations and be interested in any financial transaction with any of the Credit Parties or any affiliated corporation, or the Collateral Agent may act as depository or otherwise in respect to other securities of any of the Credit Parties or any affiliated corporation, all with the same rights which it would have if it was not the Collateral Agent.

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(b) The Collateral Agent will, in accordance with Section 5.3(a), invest and reinvest any funds held by the Collateral Agent following the enforcement of the liens and security interest granted and provided for in the Pledge Agreement in direct obligations of the United States of America or obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, maturing not more than 90 days from the date of such investment. Earnings on monies so invested shall constitute proceeds of Pledged Collateral for purposes of this Intercreditor Agreement.

(c) The Collateral Agent shall establish and maintain at its offices in Charlotte, North Carolina (or such other office as the Collateral Agent may determine) an account (the “Letter of Credit Collateral Account”) into which it shall deposit all amounts that the Collateral Agent shall receive pursuant to the terms of Section 4.3 on account of the Unfunded LOC Exposure with respect to Letters of Credit then outstanding. The Collateral Agent shall establish sub-accounts in the Letter of Credit Collateral Account with respect to each such outstanding Letter of Credit. All amounts deposited in the Letter of Credit Collateral Account shall be allocated between, and deposited in, the respective sub-accounts therein pro rata in accordance with the Unfunded LOC Exposure with respect to the related Letters of Credit. If, on or after the date on which any funds are deposited in the Letter of Credit Collateral Account, any such Letter of Credit is drawn upon by the beneficiary thereof, the Collateral Agent shall, upon the written request of the Administrative Agent, apply any funds in the sub-account with respect to such Letter of Credit to the reimbursement of any drawing under such Letter of Credit honored by the Issuing Lender as if such reimbursement were being made by the Company pursuant to the Bank Credit Agreement (but not in an amount in excess of the amount of such drawing). At the time of any expiration or cancellation of any such outstanding Letter of Credit, or any other reduction in the amount available to be drawn thereunder (other than as a result of reimbursement of a drawing on such Letter of Credit pursuant to the terms hereof), the amount of funds in the sub-account with respect to such Letter of Credit (or, in the case of any partial reduction in the amount available to be drawn thereunder, a pro rata portion of such funds) shall be released from such sub- account, and the funds so released shall be paid to the Secured Parties in accordance with the terms of Section 4.3.

Section 5.4 Resignation or Termination of Collateral Agent.

The Collateral Agent may resign at any time by giving written notice to the Secured Parties. Upon any such resignation, the Required Secured Parties shall have the right to appoint a successor Collateral Agent. Upon the acceptance of any appointment as a Collateral Agent hereunder by a successor, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations as a Collateral Agent, as appropriate, under this Intercreditor Agreement, the Pledge Agreement and the other Financing Documents and

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the provisions of this Section 5.4 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Collateral Agent under this Intercreditor Agreement. If no successor Collateral Agent has accepted appointment as Collateral Agent within sixty (60) days after the retiring Collateral Agent’s giving notice of resignation, the retiring Collateral Agent’s resignation shall nevertheless become effective and the Required Secured Parties shall perform all duties of the Collateral Agent under this Intercreditor Agreement, the Pledge Agreement and the other Financing Documents until such time, if any, as the Required Secured Parties appoint a successor Collateral Agent as provided for above. Subject to the foregoing terms of this Section 5.4, there shall at all times be a Person serving as Collateral Agent hereunder. If the Collateral Agent shall (i) take any action expressly prohibited by this Intercreditor Agreement (other than where the failure to take such action would entail a violation of applicable law) or (ii) fail or refuse to perform or commence performing any act set forth in written instructions delivered pursuant to, and in accordance with the terms and conditions of, this Intercreditor Agreement (other than where such nonperformance is beyond the control of the Collateral Agent or where such performance would entail a violation of applicable law or conflict with the provisions of this Intercreditor Agreement or any Financing Document), and such failure continues for a period of 15 days from the date of receipt of said written instructions, the Collateral Agent may be removed by the Required Secured Parties (excluding, for purposes of such calculation of Required Senior Parties only, the portion of the Obligations held by the Collateral Agent in its capacity as a Lender or a Senior Noteholder). In such event, the Required Secured Parties shall have the right to appoint a successor Collateral Agent subject to, if no Event of Default has occurred and is continuing, approval by the Company (such approval not to be unreasonably withheld or delayed).

Section 5.5 Succession of Successor Collateral Agent.

Any successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to the Company and the predecessor Collateral Agent an instrument accepting such appointment, and thereupon such successor Collateral Agent, without any further act, deed, conveyance or transfer, shall become vested with the title to the Pledged Collateral, and with all the rights, powers, duties and obligations of the predecessor Collateral Agent hereunder, with like effect as if originally named as Collateral Agent herein.

Upon the request of any such successor Collateral Agent, however, at the expense of the Credit Parties, the predecessor Collateral Agent shall promptly execute and deliver such instruments of conveyance and further assurance reflecting terms consistent with the terms of this Intercreditor Agreement and the Pledge Agreement then in effect and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Collateral Agent its interest in the Pledged Collateral and all such rights, powers, duties and obligations of the predecessor Collateral Agent hereunder, and the predecessor Collateral Agent shall also promptly assign and deliver to the successor Collateral Agent any Pledged Collateral subject to the lien and security interest of the Pledge Agreement which may then be in the possession of the predecessor Collateral Agent.

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Section 5.6 Indemnification of Collateral Agent.

The Collateral Agent shall be indemnified by the Secured Parties (to the extent not reimbursed under Section 8(g) of the Pledge Agreement), ratably on the basis of the respective principal or face amounts of the Obligations then outstanding, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent arising out of the actions of the Collateral Agent under this Intercreditor Agreement or the Pledge Agreement or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents including, without limitation, all expenses, compensation, disbursements, advances, losses or liabilities of the type described in Section 8(g) of the Pledge Agreement, provided that no Secured Party shall be liable for any of the foregoing to the extent they arise from the Collateral Agent’s gross negligence or willful misconduct. Each Secured Party shall be subrogated to the rights of the Collateral Agent with respect to all amounts paid by it pursuant to this paragraph, and all such amounts shall constitute Bank Credit Agreement Obligations or Senior Note Obligations, as the case may be.

Notwithstanding any other provision of this Intercreditor Agreement or the Pledge Agreement, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Secured Parties against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

Section 5.7 Self Dealing.

The Collateral Agent shall have the same rights and powers under the Financing Documents as any other Secured Party and may exercise or refrain from exercising the same as though it were not the Collateral Agent. Without limiting the generality of the foregoing, the Collateral Agent or any holding company, trust company or corporation in or with which the Collateral Agent or the Collateral Agent’s stockholders may be interested or affiliated, or any officer or director of the Collateral Agent, or of any other such entity, or any agent appointed by the Collateral Agent, may have commercial relations or otherwise deal with any of the Credit Parties, or any Secured Party, or with any other corporation having relations with any of the Credit Parties or any Secured Party, and with any other entity, whether or not affiliated with the Collateral Agent.

SECTION 6 AGREEMENTS AMONG THE CREDITORS.

Section 6.1 Independent Actions by Secured Parties.

This Intercreditor Agreement shall not limit or affect in any way the rights of the Secured Parties under the Financing Documents to which such Secured Parties are party, including, without limitation, the rights of the Secured Parties to (a) amend any of the terms of the Financing Documents to which it is a party or (b) waive any obligations or responsibilities of the Company or any Guarantor required by the terms of the applicable Financing Documents. Furthermore, nothing contained in this Intercreditor Agreement shall prohibit any Secured Party from (i) accelerating the maturity of, or demanding payment from any of the Credit Parties on, any Obligation of the Credit Parties to such Secured Party or taking any action in respect of any

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Guaranty, (ii) instituting legal action against any of the Credit Parties to obtain a judgment or other legal process in respect of such Obligation, (iii) imposing a default rate of interest in accordance with the applicable Financing Documents, (iv) filing to commence a proceeding against the Company or any Guarantor under the Bankruptcy Code and filing claims or otherwise participating in any voluntary or involuntary bankruptcy proceedings, including the right to participate in any hearing or proceeding considering whether such Secured Party has received or will receive “adequate protection” under the Bankruptcy Code or (v) raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense to the extent directly relating to the Pledged Collateral or the Pledge Agreement, subject to and in accordance with the provisions of this Intercreditor Agreement.

Section 6.2 Relation of Secured Parties.

This Intercreditor Agreement is entered into solely for the purposes set forth herein, and does not create any responsibility among the Secured Parties to advise any other Secured Party of information known to such Secured Party regarding the financial condition of the Company or any Guarantor or of any other circumstances bearing upon the risk of nonpayment of any Obligation. Nothing contained in this Intercreditor Agreement is or is intended to be for the benefit of the Company or any Guarantor and nothing contained herein shall limit or in any way modify any of the obligations of the Company or any Guarantor to the Secured Parties.

SECTION 7 MISCELLANEOUS.

Section 7.1 Entire Agreement.

This Intercreditor Agreement represents the entire agreement among the Secured Parties with respect to the matters described in Recital E hereto.

Section 7.2 Notices.

Notices hereunder shall be given to the Administrative Agent at its address or telecopy number as set forth on the signature pages hereto and to the Senior Noteholders at their addresses or telecopy numbers as set forth on Schedule A hereto, or at such other address or telecopy number as may be designated by any such party in a written notice to the Collateral Agent. Notices hereunder shall be given to the Credit Parties at the address and telecopy number set forth in Section 15 of the Pledge Agreement or at such other address or telecopy number as may be designated by any such Credit Party in a written notice to the Collateral Agent. All such notices and other communications to a party hereto shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number provided for such party, (c) the Business Day following the day on which the same has been delivered prepaid or pursuant to an invoice arrangement to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to such party at the address or telecopy number provided for such party.

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Section 7.3 Successors and Assigns.

This Intercreditor Agreement shall be binding upon and inure to the benefit of each of the Secured Parties and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Obligations, and the term “Secured Party” shall include any such subsequent holder of Obligations, wherever the context permits. Without limiting the foregoing, the rights and obligations of any Lender or Senior Noteholder under this Intercreditor Agreement shall be assigned automatically, without the need for the execution of any document or any other action, to, and the term “Lender”, or “Senior Noteholder” as used in this Intercreditor Agreement shall include, any assignee, transferee or successor of such Lender under the Bank Credit Agreement or such Senior Noteholder under the Senior Note Purchase Agreement, as the case may be, and any such assignee, transferee or successor shall automatically become bound by and entitled to the benefits of this Intercreditor Agreement. No Secured Party will sell, transfer or otherwise dispose of any interest in the Obligations unless such purchaser or transferee shall agree in writing to be bound by the terms of this Intercreditor Agreement, it being understood and agreed that any assignment or participation of the Bank Credit Agreement Obligations pursuant to the terms of the Bank Credit Agreement shall be deemed to satisfy the requirements of this Section 7.3.

Section 7.4 Amendments, Modifications, Waivers.

All amendments, modifications and waivers of any provision of this Intercreditor Agreement shall be effective only if the same shall be in writing and signed by the Required Secured Parties; provided, however, that (a) no such modification or amendment shall adversely affect any of the Collateral Agent’s rights, immunities or rights to indemnification hereunder or under the Pledge Agreement or expand its duties hereunder or under the Pledge Agreement, without the prior written consent of the Collateral Agent, (b) no such modification or amendment shall modify any provision hereof which is intended to provide for the equal and ratable security of all outstanding Obligations without the prior written consent of all Secured Parties and (c) no such modification or amendment shall change the definition of “Required Secured Parties” or Section 4 or this Section 7.4 without the prior written consent of all Secured Parties. No waiver of any provision of this Intercreditor Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Except in connection with transactions permitted by (i) Sections 8.4 and 8.5 of the Bank Credit Agreement (or otherwise permitted by any amendments, waivers or consents executed in accordance with the terms of the Bank Credit Documents) and (ii) Sections 10.7, 10.8 and 10.9 of the Senior Note Purchase Agreement (or as otherwise permitted by any amendments, waivers or consents executed in accordance with the terms of the Senior Note Documents), the Collateral Agent shall not release any of the Pledged Collateral nor enter into any amendment, modification or waiver of any provision of the Pledge Agreement without the prior written consent of the Required Secured Parties.

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Section 7.5 Governing Law.

This Intercreditor Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.6 Counterparts.

This Intercreditor Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Intercreditor Agreement by signing any such counterpart.

Section 7.7 Severability.

In case any one or more of the provisions contained in this Intercreditor Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Intercreditor Agreement shall not in any way be affected or impaired thereby.

Section 7.8 Terms.

Whenever the context and construction so requires, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa.

Section 7.9 Purchase of Pledged Collateral.

Any Secured Party may purchase Pledged Collateral at any public sale of such Pledged Collateral pursuant to the Pledge Agreement, but only to the extent such action does not contravene any requirement of law.

Section 7.10 Effect of Bankruptcy or Insolvency.

This Intercreditor Agreement shall continue in effect notwithstanding the bankruptcy or insolvency of any party hereto or the Company or any Guarantor.

Section 7.11 Collateral Agent’s Fee.

The Collateral Agent shall be entitled to collect from the Company an administrative fee in consideration of performing its obligations hereunder. Such fee shall be in such amount as may be agreed to from time to time by the Company and the Collateral Agent but shall not, for purposes of this Intercreditor Agreement, exceed $50,000 per annum. The Credit Parties agree to pay such fee.

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Section 7.12 Certain Expenses.

The Credit Parties agree to pay directly each Secured Party’s out-of-pocket expenses in connection with the preparation, execution and delivery of this Intercreditor Agreement and the transactions contemplated hereby and all such expenses of any SecuredParty relating to any proposed amendment, waivers or consents, whether or not consummated, pursuant to the provisions hereof.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Intercreditor Agreement to be executed as of the date first above written.

COLLATERAL AGENT:	BANK OF AMERICA, N.A., in its capacity as Collateral Agent

	By:	/s/ Philip S. Durand
	Name:	Philip S. Durand
	Title:	Principal

Address for Notices:

Bank of America, N.A.
101 North Tryon Street
15th Floor
Charlotte, North Carolina 28255
Arm: Agency Services
Fax: 704-409-0030

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., in its capacity as Administrative Agent on behalf of the Lenders

	By:	/s/ Philip S. Durand
	Name:	Philip S. Durand
	Title:	Principal

Address for Notices:

Bank of America, N.A.
101 North Tryon Street
15th Floor
Charlotte, North Carolina 28255
Attn: Agency Services
Fax: 704-409-0030

AGENCY AGREEMENT

NOTEHOLDERS:

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Jeffrey A. Mazer
Name:	Jeffrey A. Mazer
Title:

By:	/s/ David A. Walsh
Name:	David A. Walsh
Title:

Authorized Signatories

ALLSTATE INSURANCE COMPANY

By:	/s/ Jeffrey A. Mazer
Name:	Jeffrey A. Mazer
Title:

By:	/s/ David A. Walsh
Name:	David A. Walsh
Title:

Authorized Signatories

AGENCY AGREEMENT

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Diane Hom
Name:	Diane Hom
Title:	DIRECTOR-PRIVATE PLACEMENTS

AGENCY AGREEMENT

CONNECTICUT GENERAL LIFE INSURANCE COMPANY By: Cigna Investments, Inc. (authorized agent)

By:	/s/ Lawrence A. Drake
Name:	Lawrence A. Drake
Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA By: Cigna Investments, Inc. (authorized agent)

By:	/s/ Lawrence A. Drake
Name:	Lawrence A. Drake
Title:	Managing Director

AGENCY AGREEMENT

MONY LIFE INSURANCE COMPANY

By:	/s/ Suzanne E. Walton
Name:	Suzanne E. Walton
Title:	Managing Director

AGENCY AGREEMENT

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Edwin H. Garrison, Jr.
Name:	Edwin H. Garrison, Jr.
Title:	First Vice President

AGENCY AGREEMENT

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Mark W. Poeppelman
Name:	Mark W. Poeppelman
Title:	Associate Vice President

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Mark W. Poeppelman
Name:	Mark W. Poeppelman
Title:	Associate Vice President

AGENCY AGREEMENT

The undersigned hereby acknowledge and agree to the terms of this Intercreditor Agreement.

COMPANY:	LINCARE HOLDINGS INC.

	By:	/s/ Paul G. Gabos
	Name:	Paul G. Gabos
	Title:	Chief Financial Officer/Secretary

GUARANTORS:	LINCARE INC. LINCARE PROCUREMENT INC. LINCARE ASSET MANAGEMENT LP

By: Lincare Holdings Inc., a
Delaware corporation, its general partner
LINCARE OF NEW YORK INC. LINCARE PHARMACY SERVICES INC. LINCARE LICENSING INC. CONVACARE SERVICES INC. LINCARE TRAVEL INC.

	By:	/s/ Paul G. Gabos
	Name:	Paul G. Gabos
	Title:	Chief Financial Officer/Secretary

AGENCY AGREEMENT

SCHEDULE A

INFORMATION RELATING TO SENIOR NOTEHOLDERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
ALLSTATE LIFE INSURANCE COMPANY	$4,000,000	$3,000,000	$5,000,000
	6,000,000	7,000,000

Register Notes in name of: Allstate Life Insurance Company

(1)	All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by “DPP” and the payment as principal, interest or premium, in the format as follows:

BBK =	Harris Trust and Savings Bank ABA #071000288
BNF =	Allstate Life Insurance Company Collection Account #168-117-0
ORG =	Lincare Holdings Inc. OBI – DPP - [enter appropriate PPN – Series A: 532791 A* 1;
Series B: 532791 A@ 9; Series C: 532791 A# 7]
Payment Due Date (MM/DD/YY)
P (Enter “P” and amount of principal being remitted, e.g., P5000000.00)
I (Enter “I” and amount of interest being remitted, e.g., I225000.00)

(2)	All notices of scheduled payments and written confirmations of such wire transfers to be sent to:

Allstate Insurance Company

Investment Operations – Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL 60062-7127

Telephone: (847) 402-2769

Telecopy: (847) 326-5040

(3)	Securities to be delivered to:

Citibank, Federal Savings Bank

500 W. Madison Street

Floor 6, Zone 4

Chicago, Illinois 60661-2591

Attention: Ellen Lorden

For Allstate Life Insurance Company/Safekeeping Account No. 846627

Schedule A

(4)	All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:

Allstate Life Insurance Company

Private Placements Department

3075 Sanders Road, STE G3A

Northbrook, Illinois 60062-7127

Telephone: (847) 402-8922

Telecopy: (847) 402-3092

Tax ID No. 36-2554642

2

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
ALLSTATE INSURANCE COMPANY			$5,000,000

Register Notes in name of: Allstate Insurance Company

(1)	All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by “DPP” and the payment as principal, interest or premium, in the format as follows:

BBK =	Harris Trust and Savings Bank ABA #071000288
BNF =	Allstate Life Insurance Company Collection Account #168-114-7
ORG =	Lincare Holdings Inc. OBI - DPP - 532791 A# 7
Payment Due Date (MM/DD/YY)
P (Enter “P” and amount of principal being remitted, e.g., P5000000.00)
I (Enter “I” and amount of interest being remitted, e.g., I225000.00)

(2)	All notices of scheduled payments and written confirmations of such wire transfers to be sent to:

Allstate Insurance Company

Investment Operations - Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL 60062-7127

Telephone: (847)402-2769

Telecopy: (847) 326-5040

(3)	Securities to be delivered to:

Citibank, Federal Savings Bank

500 W. Madison Street

Floor 6, Zone 4

Chicago, Illinois 60661-2591

Attention: Ellen Lorden

For Allstate Insurance Company/Safekeeping Account No. 846626

3

Schedule A

(4)	All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:

Allstate Life Insurance Company

Private Placements Department

3075 Sanders Road, STE G3A

Northbrook, Illinois 60062-7127

Telephone: (847) 402-8922

Telecopy: (847) 402-3092

Tax ID No. 36-0719665

4

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA			$30,000,000

Register Notes in name of: Teachers Insurance and Annuity Association of America

(1)	All payments on or in respect of the Notes shall be made in immediately available funds at the opening of business on the due date by electronic funds transfer through the Automated Clearing House System to:

Chase Manhattan Bank

ABA No. 021-000-021

Account of: Teachers Insurance and Annuity Association of America

Account No.: 900-9-000200

For further credit to the TIAA Account Number: G07040

Reference: PPN: 532791 A# 7, Lincare Holdings Inc. 9.11% Senior Secured Notes, Series C due September 15, 2005, P&I Breakdown

(2)	Contemporaneous with the above electronic funds transfer, advice setting forth (1) the full name, private placement number and interest rate of the Note, (2) allocation of payment between principal, interest, premium and any special payment, and (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered, mailed or faxed to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, NY 10017-3206

Attention: Securities Accounting Division

Telephone: (212) 916-6004

Fax: (212) 916-6955

(3)	All other communications shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, NY 10017-3206

Attention: Securities Division

Telephone: (212) 916-6748 (Diane Hom)

                      (212) 490-9000 (General Number)

Fax:               (212) 916-6582 (Team Fax Number)

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Schedule A

(4)	Deliver Securities to:

Susan Goodman

Teachers Insurance and Annuity Association

730 Third Avenue

New York, NY 10017-3206

Telephone: (212) 916-4227

Tax ID No. 13-1624203

6

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
CONNECTICUT GENERAL LIFE		$5,300,000	$2,500,000
INSURANCE COMPANY		3,400,000
		2,500,000
		1,600,000
		1,000,000
		1,000,000
		200,000

Register Notes in name of: CIG & Co.

(1)	All payments by federal wire transfer of immediately available funds to:

Chase NYC/CTR/

BNF = CIGNA Private Placements/AC = 9009001802

ABA #021000021

with the following accompanying information:

OBI = Lincare Holdings Inc.; [9.01% Senior Secured Notes, Series B; PPN: 532791 A@ 9, due September 15, 2004 OR 9.11% Senior Secured Notes, Series C; PPN: 532791 A# 7] due September 15, 2005]; [application (as among principal, premium and interest of the payment being made); contact name and phone]

(2)	Notices related to payments:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Securities Processing – S-309

900 Cottage Grove Road

Hartford, CT 06152-2309

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Private Securities – S-307

Operations Group

900 Cottage Grove Road

Hartford, CT 06152-2307

Fax: (860) 726-7203

7

Schedule A

with a copy to:

Chase Manhattan Bank

Private Placement Servicing

P.O. Box 1508

Bowling Green Station

New York, NY 10081

Attention: CIGNA Private Placements

Fax: (212) 552-3107/1005

(3)	All other communications:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Private Securities Division – S-307

900 Cottage Grove Road

Hartford, CT 06152-2307

Fax: (860) 726-7203

(4)	Deliver the originals of all the securities, together with CIGNA’s “Transmittal of Securities to Custodian” Form directly to CIGNA’s custodian:

The Chase Manhattan Bank

Attn: Jennifer John

4 New York Plaza, 11th Floor

New York, NY 10004

Tax ID #13-3574027

8

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
LIFE INSURANCE COMPANY OF NORTH AMERICA		$2,500,000

Register Notes in name of: CIG & Co.

(1)	All payments by federal wire transfer of immediately available funds to:

Chase NYC/CTR/

BNF = CIGNA Private Placements/AC = 9009001802

ABA #021000021

with the following accompanying information:

OBI = Lincare Holdings Inc.; 9.01% Senior Secured Notes, Series B; PPN: 532791 A@ 9, due September 15, 2004; [application (as among principal, premium and interest of the payment being made); contact name and phone]

(2)	Notices related to payments:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Securities Processing – S-309

900 Cottage Grove Road

Hartford, CT 06152-2309

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Private Securities – S-307

Operations Group

900 Cottage Grove Road

Hartford, CT 06152-2307

Fax: (860) 726-7203

9

Schedule A

with a copy to:

Chase Manhattan Bank

Private Placement Servicing

P.O. Box 1508

Bowling Green Station

New York, NY 10081

Attention: CIGNA Private Placements

Fax: (212) 552-3107/1005

(3)	All other communications:

CIG & Co.

c/o CIGNA Investments, Inc.

Attention: Private Securities Division – S-307

900 Cottage Grove Road

Hartford, CT 06152-2307

Fax: (860)726-7203

(4)	Deliver the originals of all the securities, together with CIGNA’s “Transmittal of Securities to Custodian” Form directly to CIGNA’s custodian:

The Chase Manhattan Bank

Attn: Jennifer John

4 New York Plaza, 11th Floor

New York, NY 10004

Tax ID #13-3574027

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Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
MONY LIFE INSURANCE COMPANY		$17,500,000	$2,500,000

Register Notes in name of: J. ROMEO & CO.

(1)	All payments in respect of the Notes to be made by bank wire or intra-bank transfer of Federal or other funds (identifying as: [9.01% Senior Secured Notes, Series B; PPN: 532791 A@ 9, due September 15, 2004 OR 9.11% Senior Secured Notes, Series C; PPN: 532791 A# 7, due September 15, 2005] and the application of the payment as between interest, principal and premium) to:

Chase Manhattan Bank

ABA #021000021

for credit to Private Income Processing Account No. 544-755102

(2)	All notices and confirmations relating to payments

A.	If by registered mail, certified mail or federal express:

The Chase Manhattan Bank

4 New York Plaza, 13th Floor

New York, NY 10004

Attn: Income Processing – J. Piperato

If by regular mail:

The Chase Manhattan Bank

Dept. 3492

P.O. Box 50000

Newark, NY 07101-8006

B.	With a second copy to:

Telecopy confirms and notices:

(212) 708-2152

Attention: Securities Custody Division

                        M.D. 6-39A

11

Schedule A

Mailing confirms and notices:

MONY Life Insurance Company

1740 Broadway

New York, NY 10019

Attention: Securities Custody Division

                        M.D. 6-39A

(3)	Address for all other communications:

MONY Life Insurance Company

1740 Broadway

New York, NY 10019

Attention: Capital Management Unit

Telecopy No.: (212) 708-2491

(4)	Deliver Notes to:

Rekasha Robinson-McLymont

MONY Life Insurance Company

1740 Broadway

7th Floor

New York, NY 10019

Tax ID No. 13-1632487

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Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
UNITED OF OMAHA LIFE INSURANCE COMPANY	$15,000,000

Register Notes in name of: United of Omaha Life Insurance Company

(1)	All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Chase Manhattan Bank

ABA #021000021

Private Income Processing

For credit to:

United of Omaha Life Insurance Company

Account #900-9000200

a/c: G07097

Cusip/PPN: 532791 A* 1

Interest Amount:

Principal Amount:

(2)	Address for delivery of bonds:

The Chase Manhattan Bank

North America Insurance – 6th Floor

Attn: Mary Jo McCoy

3 Chase Metrotech Center

Brooklyn, NY 11245

(3)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

The Chase Manhattan Bank

4 New York Plaza – 11th Floor

New York, NY 10004

Attn: Income Processing – J. Piperato

a/c: G07097

13

Schedule A

(4)	Address for all other communications (i.e., Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture):

4 – Investment Loan Administration

United of Omaha Life Insurance Company

Mutual of Omaha Plaza

Omaha, NE 68175-1011

Tax ID No. 47-0322111

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Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
NATIONWIDE LIFE INSURANCE COMPANY	$5,000,000	$3,000,000

Register Notes in name of: Nationwide Life Insurance Company

(1)	Wiring instructions:

The Bank of New York

ABA #021-000-018

BNF: IOC566

F/A/O Nationwide Life Insurance Company

Attn: P&I Department

PPN: enter appropriate PPN – Series A: 532791 A* 1; Series B: 532791 A@ 9

Security Description: Lincare Holdings Inc. [8.91% Senior Secured Notes, Series A, due

September 15, 2003 OR 9.01% Senior Secured Notes, Series B, due September 15, 2004]

(2)	All notices of payments on or in respect to the security should be sent to:

Nationwide Life Insurance Company

c/o The Bank of New York

P.O. Box 19266

Attn: P&I Department

Newark, NJ 07195

With a copy to:

Nationwide Life Insurance Company

Attn: Investment Accounting

One Nationwide Plaza (1-32-05)

Columbus, Ohio 43215-2220

(3)	Send notices and communications to:

Nationwide Life Insurance Company

One Nationwide Plaza (1-33-07)

Columbus Ohio, 43215-2220

Attention: Corporate Fixed-Income Securities

15

Schedule A

(4)	The original note should be delivered to:

The Bank of New York

One Wall Street

3rd Floor – Window A

New York, NY 10286

F/A/O Nationwide Life Insurance Co. Acct #267829

Tax ID No. 31-4156830

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Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

	Principal Amount of Notes to be Purchased
Name of Purchaser	Series A	Series B	Series C
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY		$2,000,000

Register Notes in name of: Nationwide Life and Annuity Insurance Company

(1)	Wiring instructions:

The Bank of New York

ABA #021-000-018

BNF: IOC566

F/A/O Nationwide Life and Annuity Insurance Company

Attn: P&I Department

PPN: 532791 A@ 9

Security Description: Lincare Holdings Inc. 9.01% Senior Secured Notes, Series B, due

September 15, 2004

(2)	All notices of payments on or in respect to the security should be sent to:

Nationwide Life and Annuity Insurance Company

c/o The Bank of New York

P.O. Box 19266

Attn: P&I Department

Newark, NJ 07195

With a copy to:

Nationwide Life and Annuity Insurance Company

Attn: Investment Accounting

One Nationwide Plaza (1-32-05)

Columbus, Ohio 43215-2220

(3)	Send notices and communications to:

Nationwide Life and Annuity Insurance Company

One Nationwide Plaza (1-33-07)

Columbus Ohio, 43215-2220

Attention: Corporate Fixed-Income Securities

17

Schedule A

(4)	The original note should be delivered to:

The Bank of New York

One Wall Street

3rd Floor – Window A

New York, NY 10286

F/A/O Nationwide Life Insurance Co. Acct #267861

Tax ID No. 31-1000740

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Schedule A

SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

THIS SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (this “Pledge Agreement”) is entered into as of September 6, 2000 among LINCARE HOLDINGS INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower (individually a “Guarantor”, and collectively, the “Guarantors”; together with the Borrower, individually a “Pledgor”, and collectively the “Pledgors”) and BANK OF AMERICA, N.A., in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for (i) for the lenders from time to time party to the Credit Agreement described below (the “Lenders”) and (ii) the Senior Noteholders (as defined below).

RECITALS

WHEREAS, pursuant to that certain Three-Year Credit Agreement, dated as of August 23, 1999, amended pursuant to a First Amendment to Three-Year Credit Agreement dated as of June 20, 2000, and as further amended pursuant to a Second Amendment to Three-Year Credit Agreement dated as of August 21, 2000 (as so previously amended and as the same may be amended, modified, extended, renewed or replaced from time to time hereafter, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as agent for such Lenders (the “Administrative Agent”), the Lenders have established a $240,000,000 three-year credit facility in favor of the Borrower;

WHEREAS, pursuant to that certain Note Purchase Agreement dated as of September 1, 2000 (as amended, modified, extended, renewed or restated from time to time hereafter, the “Senior Note Purchase Agreement”) by and among the Borrower and each of the respective purchasers identified therein (collectively, the “Senior Noteholders”), the Borrower issued and sold to the Senior Noteholders $30,000,000 aggregate principal amount of its 8.91% Senior Secured Notes, Series A due September 15, 2003, $50,000,000 aggregate principal amount of its 9.01% Senior Secured Notes, Series B due September 15, 2004 and $45,000,000 aggregate principal amount of its 9.11% Senior Secured Notes, Series C due September 15, 2005 (as amended, modified, extended, renewed or restated from time to time, the “Senior Notes”, such term to include any such notes issued in substitution therefor pursuant to the terms of the Senior Note Purchase Agreement);

WHEREAS, the Lenders and the Senior Noteholders have each required that the Pledgors amend and restate that certain Amended and Restated Pledge Agreement, dated as of August 21, 2000 (the “Existing Pledge Agreement”) to secure the Borrower’s obligations to the Lenders and the Senior Noteholders, respectively, in accordance with the terms of this Pledge Agreement; and

WHEREAS, pursuant to that certain Intercreditor and Collateral Agency Agreement dated as of the date hereof among the Senior Noteholders, the Administrative Agent, on behalf of the Lenders, and the Collateral Agent (as amended, modified, extended, renewed, restated or replaced from time to time, the “Intercreditor Agreement”), the Senior Noteholders and the Administrative Agent, on behalf of the Lenders, have appointed the Collateral Agent as agent for purposes of (a) perfecting a security interest in the Pledged Collateral (as defined below) and (b) exercising such other actions and rights with respect to the Pledged Collateral provided to the Collateral Agent hereunder and thereunder.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. As used in this Pledge Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

“Administrative Agent” shall have the meaning assigned thereto in the Recitals hereof, together with any successors and assigns.

“Affiliate” shall have the meaning assigned to such term in the Credit Agreement as in effect as of the date hereof.

“Bank Credit Documents” means the Credit Documents (as defined in the Credit Agreement as in effect as of the date hereof).

“Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

“Bankruptcy Event” means, with respect to any Person, the occurrence of any of the following: (i) the entry of a decree or order for relief by a court or governmental agency in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment by a court or governmental agency of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or the ordering of the winding up or liquidation of its affairs by a court or governmental agency; or (ii) the commencement against such Person of an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or of any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed for a period of sixty (60) consecutive days, or the repossession or seizure by a creditor of such Person of a substantial part of its Property; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or the taking possession by a receiver, liquidator, assignee, creditor in possession, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

“Collateral Agent” shall have the meaning assigned thereto in the Recitals hereof, together with any successors and assigns.

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“Commitments” shall have the meaning assigned thereto in the Credit Agreement.

“Credit Agreement” shall have the meaning assigned thereto in the Recitals hereof.

“Credit Agreement Obligations” means, without duplication, (i) all of the obligations of the Borrower and the Guarantors to the Lenders (including the Issuing Lender, as defined in the Credit Agreement) and the Administrative Agent, whenever arising, under the Bank Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to the Borrower or any Guarantor, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from the Borrower or any Guarantor to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement or any Equity Swap Agreement (as defined in the Credit Agreement) entered into in connection with the loans evidenced by the Bank Credit Documents.

“Event of Default” means (i) any “Event of Default” under and as defined in the Credit Agreement or (ii) any “Event of Default” under and as defined in the Senior Note Purchase Agreement.

“Financing Documents” means a collective reference to the Bank Credit Documents and the Senior Note Documents.

“GAAP” means generally accepted accounting principles in the United States applied on a consistent basis.

“Hedging Agreement” shall have the meaning assigned to such term in the Credit Agreement as in effect as of the date hereof.

“Intercreditor Agreement” shall have the meaning assigned thereto in the Recitals hereof.

“Letter of Credit” shall have the meaning assigned to such term in the Credit Agreement as in effect as of the date hereof.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind, including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof.

“Make-Whole Amount” shall have the meaning assigned to such term in the Senior Note Purchase Agreement as in effect as of the date hereof.

“Permitted Liens” means any Liens permitted in accordance with both Section 8.2 of the Credit Agreement and Section 10.6 of the Senior Note Purchase Agreement.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, trust or other enterprise (whether or not incorporated) or any government authority.

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“Pledge Agreement” shall have the meaning assigned thereto in the introductory paragraph hereof.

“Pledged Shares” shall have the meaning assigned thereto in Section 2(a) hereof.

“Pledged Collateral” shall have the meaning assigned thereto in Section 2 hereof.

“Pledgors” shall have the meaning assigned thereto in the introductory paragraph hereof.

“Pledgor Obligations” means a collective reference to the Credit Agreement Obligations, the Senior Note Obligations and all indebtedness, liabilities, obligations and expenses of any kind or nature owing from any Pledgor to the Collateral Agent, in its capacity as such, in connection with (i) this Pledge Agreement and the Intercreditor Agreement and (ii) collecting and enforcing such obligations.

“Required Secured Parties” means, at the time of any determination hereunder, (a) Lenders holding in the aggregate more than 50% of the Commitments, or if such Commitments have been terminated, 50% of the principal amount of the Credit Agreement Obligations then outstanding (including the outstanding LOC Obligations, as defined in the Credit Agreement) and (b) Senior Noteholders holding in the aggregate more than 50% of the principal amount of the Senior Note Obligations then outstanding.

“Secured Party” means the Administrative Agent, on behalf of the Lenders, the Collateral Agent, a Lender or a Senior Noteholder. The Administrative Agent, on behalf of the Lenders, the Collateral Agent, the Lenders and the Senior Noteholders are sometimes collectively referred to herein as the “Secured Parties”.

“Senior Note Obligations” means a collective reference to the unpaid principal of, interest on and applicable Make-Whole Amount, if any, in respect of the Senior Notes and all other obligations and liabilities of the Borrower and the Guarantors to the Senior Noteholders (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to the Borrower or any Guarantor, regardless of whether such interest is an allowed claim under the Bankruptcy Code), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Senior Note Purchase Agreement or any Senior Note or any other document made, delivered or given in connection therewith, whether on account of principal, interest, fees, Make-Whole Amount, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Senior Noteholders that are required to be paid by the Borrower or any Guarantor pursuant to the terms of this Pledge Agreement, the Senior Note Purchase Agreement, the Senior Notes, the Intercreditor Agreement or any other Senior Note Document).

“Senior Note Documents” means the Senior Note Purchase Agreement, the Senior Notes, the Pledge Agreement and the Subsidiary Guaranty (as defined in the Senior Note Purchase Agreement as in effect as of the date hereof).

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“Senior Note Purchase Agreement” shall have the meaning assigned thereto in the introductory paragraph hereof.

“Subsidiary” means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, limited liability company, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries has more than a 50% equity interest at any time.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations, each Pledgor hereby pledges and assigns to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Pledged Collateral”):

(a) Pledged Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of each Subsidiary (other than Lincare of Columbia) set forth on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the shares of capital stock described in Section 2(b) and 2(c) below, the “Pledged Shares”), including, but not limited to, the following:

(y) all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

(z) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Financing Documents, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger payable to or received by such Pledgor as consideration for such merger.

(b) Additional Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of any Person which hereafter becomes a Subsidiary, including, without limitation, the certificates representing such shares.

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(c) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that each Pledgor may from time to time hereafter deliver additional shares of stock to the Collateral Agent as collateral security for the Pledgor Obligations. Upon delivery to the Collateral Agent, such additional shares of stock shall be deemed to be part of the Pledged Collateral and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares.

3. Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

(a) Each Pledgor shall deliver to the Collateral Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Collateral Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Collateral Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 3(a) attached hereto.

(b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) stock certificate, including without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such stock certificate, instrument, option, right or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Pledgor’s other property and shall deliver it forthwith to the Collateral Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 3(a), to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

(c) Financing Statements. Each Pledgor shall execute and deliver to the Collateral Agent such UCC or other applicable financing statements as may be reasonably requested by the Collateral Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

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(d) Acknowledgment and Consent; Authorization and Transaction Statements. If necessary to perfect the Collateral Agent’s security interest in any Pledged Collateral consisting of uncertificated Pledged Shares, concurrently with the execution of this Pledge Agreement, (i) each Pledgor shall send to each issuer of such uncertificated Pledged Shares (each an “Issuer”) an Authorization Statement substantially in the form provided in Exhibit 3(d)(i) (each an “Authorization Statement”) and (ii) such Pledgor shall cause each such Issuer to, and each such Issuer shall, deliver to the Collateral Agent (A) an Acknowledgment and Consent substantially in the form provided in Exhibit 3(d)(ii)(A) (each an “Acknowledgment and Consent”) and (B) a Transaction Statement substantially in the form provided in Exhibit 3(d)(ii)(B) (each a “Transaction Statement”), confirming that such Issuer has registered the pledge effected by this Pledge Agreement on its books. Each Pledgor hereby authorizes and instructs each Issuer that is a party to this Pledge Agreement to comply with any instruction received by it from the Collateral Agent in writing that (y) states that an Event of Default has occurred and is continuing and (z) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from such Pledgor, and such Pledgor agrees to indemnify such Issuer for any loss, damage or liability incurred by such Issuer in acting upon such instructions of the Collateral Agent.

4. Representations and Warranties. Each Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that so long as any of the Pledgor Obligations remain outstanding or any Financing Document or any Hedging Agreement between any Pledgor and any Lender, or any Affiliate of a Lender, is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

(a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

(b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no “adverse claim” within the meaning of Section 8-302 of the UCC with respect to the Pledged Shares of such Pledgor.

(c) Exercising of Rights. The exercise by the Collateral Agent of its rights and remedies hereunder will not violate any material law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

(d) Pledgors Authority. No authorization, approval or action by, and no notice or filing with any federal, state, local, provincial or foreign court, governmental agency, authority, instrumentality or regulatory body or any securities exchange or self-regulatory organization, or with the issuer of any Pledged Stock is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Collateral Agent of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

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(e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Pledged Collateral. The taking possession by the Collateral Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Collateral Agent’s security interest in the Pledged Shares and such certificates and instruments and, upon the filing of UCC financing statements or registration of the Collateral Agent’s security interest on the books and records of the Issuers of any uncertificated Pledged Shares, the Collateral Agent shall have a first priority perfected security interest in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Pledgor Obligations. Except as set forth in this Section 4(e), no action is necessary to perfect or otherwise protect such security interest.

(f) No Other Capital Stock. As of the date of this Pledge Agreement, no Pledgor owns any capital stock other than as set forth on Schedule 2(a) attached hereto.

(g) Partnership and Limited Liability Company Interests. Except as previously disclosed to the Collateral Agent, none of the Pledged Shares consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a “security” or a “financial asset” as such terms are defined in Article 8 of the UCC.

5. Covenants. Each Pledgor hereby covenants, that so long as any of the Pledgor Obligations remain outstanding or any Financing Document or Hedging Agreement between any Pledgor and any Lender, or any Affiliate of a Lender, is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Pledgor shall:

(a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Pledge Agreement.

(b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under Financing Documents.

(c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be reasonably necessary and desirable or that the Collateral Agent may reasonably request in order to (i) perfect and

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protect the security interest created hereby in the Pledged Collateral of such Pledgor (including without limitation, the execution and filing of UCC financing statements and any and all action necessary to satisfy the Collateral Agent that the Collateral Agent has obtained a first priority perfected security interest in any capital stock); (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Collateral Agent, delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

(d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Financing Documents.

(e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

(f) Issuance or Acquisition of Capital Stock. Not, without providing 30 days prior written notice to the Collateral Agent and without executing and delivering, or causing to be executed and delivered, to the Collateral Agent such agreements, documents and instruments as the Collateral Agent may require, issue or acquire any capital stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a “security” or a “financial asset” as such terms are defined in Article 8 of the UCC.

6. Performance of Obligations and Advances by Collateral Agent. On failure of any Pledgor to perform any of the covenants and agreements contained herein and upon written notice to such Pledgor, the Collateral Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the greater of (a) the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans (as such terms are defined in the Credit Agreement) and (b) the default rate, if any, specified in the Senior Note Purchase Agreement and/or the Senior Notes. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default

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under the terms of this Pledge Agreement, the Financing Documents or any Hedging Agreement between any Pledgor and any Lender, or any Affiliate of a Lender. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Financing Documents, in any Hedging Agreements between any Pledgor and any Lender, or any Affiliate of a Lender, or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

(b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Collateral Agent, at the direction of the Required Secured Parties, or in its own discretion in accordance with the terms of the Intercreditor Agreement, may sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower and such Pledgor (if other than the Borrower) in accordance with the notice provisions of Section 15 at least 10 days before the time of such sale. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less

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favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such securities.

(d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

(e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the greater of (i) the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans (as such terms are defined in the Credit Agreement) and (ii) the default rate, if any, specified in the Senior Note Purchase Agreement and/or the Senior Notes, and together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8. Rights of the Collateral Agent; Compensation and Reimbursement of Collateral Agent.

(a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents as attomey-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Collateral Agent may reasonably determine;

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(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

(iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

(v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

(vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

(vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

(viii) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem reasonably appropriate;

(ix) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may reasonably determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

(x) to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may determine;

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(xi) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Shares of such Pledgor into the name of the Collateral Agent or one or more of the Secured Parties or into the name of any transferee to whom the Pledged Shares of such Pledgor or any part thereof may be sold pursuant to Section 7 hereof; and

(xii) to do and perform all such other acts and things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Pledgor Obligations remain outstanding, any Financing Document or any Hedging Agreement between any Pledgor and any Lender, or any Affiliate of a Lender, is in effect or any Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attomey-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in Pledged Collateral.

(b) Assignment by the Collateral Agent. The Collateral Agent, in accordance with Section 5.5 of the Intercreditor Agreement, may assign the Pledgor Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof to a successor Collateral Agent, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Pledge Agreement in relation thereto. Upon the request of any such successor Collateral Agent, however, at the expense of the Pledgors, the Pledgors shall promptly execute and deliver such instruments of conveyance and further assurance reflecting terms consistent with the terms of the Intercreditor Agreement then in effect and this Pledge Agreement and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Collateral Agent its interest in the Collateral and all such rights, powers, duties and obligations of the predecessor Collateral Agent hereunder.

(c) The Collateral Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Collateral Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral

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Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

(d) Voting Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Financing Documents; and

(ii) Upon the occurrence and during the continuance of an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall then have the sole right to exercise such voting and other consensual rights.

(e) Dividend Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default shall have occurred and be continuing and subject to Section 3(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Financing Documents.

(ii) Upon the occurrence and during the continuance of an Event of Default:

(A) all rights of a Pledgor to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to subsection (i) of this Section, upon written notice to the Borrower and such Pledgor (if other than the Borrower), shall cease and all such rights shall thereupon be vested in the Collateral Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

(B) all dividends, distributions and interest payments which are received by a Pledgor contrary to the provisions of subsection (A) of this Section shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor, and shall be

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forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

(f) Release of Pledged Collateral. At the direction of (i) the Required Secured Parties (or as otherwise required by the respective Financing Documents), or if such direction is not required pursuant to the terms of the Intercreditor Agreement or any Financing Document, then in the Collateral Agent’s sole discretion, the Collateral Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted. Notwithstanding anything to the contrary contained herein, the Collateral Agent, without the direction of the Secured Parties, shall be entitled to release or substitute any of the Pledged Collateral of any Pledgor for other Pledged Collateral upon any merger, consolidation or recapitalization of the issuer of any of the Pledged Shares.

(g) Compensation and Reimbursement of Collateral Agent. The Pledgors further agree:

(i) to pay to the Collateral Agent all of its out-of-pocket expenses in connection with the preparation, execution and delivery of this Pledge Agreement and the Intercreditor Agreement and the transactions contemplated hereby and thereby, including but not limited to the reasonable charges and disbursements of its special counsel;

(ii) to pay to the Collateral Agent from time to time reasonable compensation for all services rendered by it hereunder or under the Intercreditor Agreement;

(iii) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of this Pledge Agreement or the Intercreditor Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel); and

(iv) to indemnify the Collateral Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on its part, arising out of or in connection with this Pledge Agreement or the Intercreditor Agreement or any action taken or omitted by it hereunder or thereunder or in connection herewith or therewith, including, but not limited to, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or thereunder, and any loss, liability, expense or claim arising out of its possession, management, control, use or operation of the Pledged Collateral.

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9. Rights of Secured Parties. Following the occurrence of an Event of Default, in the event the Collateral Agent (after having received written instructions from the Required Secured Parties in accordance with the terms of the Intercreditor Agreement) refuses or fails to comply with such written instructions for a period of thirty (30) days after such written instructions shall have been received by the Collateral Agent, any Secured Party shall (after having received written instructions from the Required Secured Parties) have the right to carry out such written instructions on behalf of the Secured Parties in accordance with the terms of the lntercreditor Agreement; it being understood that no Secured Party shall have any right in any manner whatsoever to enforce any right under this Pledge Agreement, except in the manner herein provided, and that all judicial proceedings or any other action to enforce any provision hereof shall be instituted and maintained in the manner herein provided and for the benefit of the Secured Parties, as provided for herein.

10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Collateral Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Pledgor Obligations in the order set forth in Section 4.3 of the lntercreditor Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

11. Costs. At all times hereafter, the Pledgors agree to promptly pay upon demand any and all reasonable documented costs and expenses of the Collateral Agent (a) as required under the Financing Documents and (b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral. All of the foregoing costs and expenses shall constitute Pledgor Obligations hereunder.

12. Continuing Agreement.

(a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledgor Obligations remain outstanding or any Financing Document or Hedging Agreement between any Pledgor and any Lender, or any Affiliate of a Lender, is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Financing Documents). Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Collateral Agent shall, upon the request and at the expense of the Pledgors, (i) return all certificates representing the Pledged Shares, all other certificates and instruments constituting Pledged Collateral and all instruments of transfer or assignment which have been delivered to the Collateral Agent pursuant to this Pledge Agreement and (ii) forthwith release all of its liens and security interests hereunder and shall promptly execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination.

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Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

(b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

13. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Collateral Agent; provided, however, that the Collateral Agent may not enter into any such amendment, waiver, supplement or modification without the prior written consent of the Required Secured Parties.

14. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the Required Secured Parties. To the fullest extent permitted by law, each Pledgor hereby releases the Collateral Agent and each Secured Party, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent, or such Secured Party, or its officers, employees or agents.

15. Notices. All notices required or permitted to be given under this Pledge Agreement shall be given at the address set forth below, or at such other address as may be designated in a written notice to the other party hereto:

if to the Pledgors:

Lincare Holdings Inc.

19337 U.S. 19 North

Suite 500

Clearwater, Florida 33764

Attn: Chief Financial Officer

Telephone: (727) 530-7700

Telecopy: (727) 532-9692

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with a copy to:

Lincare Holdings Inc.

19337 U.S. 19 North

Suite 500

Clearwater, Florida 33764

Attn: Legal Department

Telephone: (727) 530-7700

Telecopy: (727) 532-9692

if to the Collateral Agent:

Bank of America, N.A.

as Collateral Agent

Independence Center, 15th Floor

NC1-001-15-04

101 North Tryon Street

Charlotte, North Carolina 28255

Attn: Agency Services – James Young

Telephone: 704-386-9372

Telecopy: 704-409-0030

16. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

17. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

18. Governing Law; Submission to Jurisdiction; Venue.

(a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina (or in any other court located in the jurisdiction in which the Collateral Agent maintains its chief executive office), and, by execution and delivery of this Pledge Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set forth in Section 15 hereof, such service to become effective 30 days after such mailing. Nothing

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herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

(b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

19. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

20. Severability. If any provision of any of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

21. Entirety. This Pledge Agreement, the Financing Documents and any Hedging Agreements between any Pledgor and any Lender, or any Affiliate of a Lender, represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Financing Documents, any Hedging Agreements between any Pledgor and any Lender, or any Affiliate of a Lender, or the transactions contemplated herein and therein.

22. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the Financing Documents and any Hedging Agreements between any Pledgor and any Lender, or any Affiliate of a Lender, the delivery of the Senior Notes and the making of the Loans under the Credit Agreement and the issuance of the Letters of Credit under the Credit Agreement.

23. Other Security. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent and the Secured Parties shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Collateral Agent and the Secured Parties have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent and the Secured Parties shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent’s and the Secured Parties’ rights or the Pledgor Obligations under this Pledge Agreement, the Financing Documents or under any Hedging Agreement between any Pledgor and any Lender, or any Affiliate of a Lender.

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24. Joint and Several Obligations of Pledgors.

(a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties under the Financing Documents, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

(b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Pledgor Obligations arising under this Pledge Agreement, the Financing Documents and any Hedging Agreements between any Pledgor and any Lender, or any Affiliate of a Lender, it being the intention of the parties hereto that all the Pledgor Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

(c) Notwithstanding any provision to the contrary contained herein, in the Financing Documents or in any Hedging Agreement between any Pledgor and any Lender, or any Affiliate of a Lender, the obligations of each Pledgor shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

[remainder of page intentionally left blank]

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Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	LINCARE HOLDINGS INC.

	By:	/s/ Paul G. Gabos
	Name:	Paul G. Gabos
	Title:	Chief Financial Officer/Secretary

GUARANTORS:	LINCARE INC.
LINCARE PROCUREMENT INC.
LINCARE ASSET MANAGEMENT LP
By: Lincare Holdings Inc., a Delaware corporation, its general partner
LINCARE OF NEW YORK INC.
LINCARE PHARMACY SERVICES INC.
LINCARE LICENSING INC.
CONVACARE SERVICES INC.
LINCARE TRAVEL INC.

	By:	/s/ Paul G. Gabos
	Name:	Paul G. Gabos
	Title:	Chief Financial Officer/Secretary

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Philip S. Durand
Name:	Philip S. Durand
Title:	Principal

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Schedule 2(a)

to

Pledge Agreement

dated as of September 6, 2000

in favor of Bank of America, N.A.

as Collateral Agent

PLEDGED STOCK

Pledgor: LINCARE HOLDINGS INC.

Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership
Lincare Inc.	500	5	100%
Lincare Procurement Inc.	1,000	1	100%
Lincare Travel Inc.	1,000	1	100%
Convacare Services Inc.	1,280,500	128	100%

Pledgor: LINCARE INC.

Name of Subsidiary
Lincare of New York Inc.	100	1	100%
Lincare Pharmacy Services Inc.	1,000	2	100%
Lincare Licensing Inc.	1,000	2	100%

Pledgor: LINCARE HOLDINGS INC.

Name of Subsidiary
Lincare Asset Management LP			1% General
			Partnership Interest
Pledgor: LINCARE INC.			99% General

Name of Subsidiary			Partnership Interest
Lincare Asset Management LP

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Exhibit 3(a)

to

Pledge Agreement

dated as of September 6, 2000

in favor of Bank of America, N.A.

as Collateral Agent

Irrevocable Stock Power

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

the following shares of capital stock of                         , a                      corporation:

No. of Shares	Certificate No.

and irrevocably appoints                                 its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.

By:
Name:
Title:

23

Exhibit 3(d)(i)

to

Pledge Agreement

dated as of September 6, 2000 in favor of

Bank of America, N.A.,

as Collateral Agent

Form of Authorization Statement

[INSERT DATE]

To:	[INSERT]

You are hereby instructed to register the pledge of the following uncertificated security:

All member or other ownership interests of the undersigned in [INSERT ISSUER] in favor of:

Bank of America, N.A.

as Collateral Agent

Independence Center, 15th Floor

NCI-001-15-04

101 North Tryon Street

Charlotte, North Carolina 28255

Attn: Agency Services – James Young

Telephone: 704-386-9372

Telecopy: 704-409-0030

24

You are hereby authorized and instructed to comply with any instruction you receive from the Collateral Agent in writing that (i) states that an Event of Default (as defined in the Pledge Agreement has occurred and is continuing and (ii) is otherwise in accordance with the terms of the Pledge Agreement, without any other or further instructions from [name of Pledgor]. [Name of Pledgor] agrees to indemnify you for any loss, damage or liability incurred by you in acting upon such instructions of the Collateral Agent.

Very truly yours,

[INSERT]

By:
Name:
Title:

25

Exhibit 3(d)(ii)(A)

to

Pledge Agreement

dated as of September 6, 2000 in favor of

Bank of America, N.A.,

as Collateral Agent

Acknowledgment and Consent

The undersigned Issuer referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 3(b) of the Pledge Agreement.

[INSERT ISSUER]

By:
Name:
Title:

26

Exhibit 3(d)(ii)(B)

to

Pledge Agreement

dated as of September 6, 2000 in favor of

Bank of America, N.A.,

as Collateral Agent

Form of Transaction Statement

[INSERT DATE]

To:	[INSERT PLEDGOR]

and

Bank of America, N.A.,

as Collateral Agent

Independence Center, 15th Floor

NC1-001-15-04

101 North Tryon Street

Charlotte, North Carolina 28255

Attn: Agency Services — James Young

Telephone: 704-386-9372

Telecopy: 704-409-0030

This statement is to advise you that a pledge of the following uncertificated securities has been registered in the name of Bank of America, N.A., as Collateral Agent:

1.	Uncertificated security: All member or other ownership interests of [INSERT PLEDGOR] in the undersigned.

2.	Registered Owner:

[INSERT PLEDGOR]

Taxpayer Identification Number:

27

3.	Registered Pledgee:

Bank of America, N.A.,

as Collateral Agent

Independence Center, 15th Floor

NC1-001-15-04

101 North Tryon Street

Charlotte, North Carolina 28255

Attn: Agency Services — James Young

Telephone: 704-386-9372

Telecopy: 704-409-0030

Taxpayer Identification Number:

4.	There are no liens, restrictions or other encumbrances on the interest of [INSERT PLEDGOR] in the undersigned, and no adverse claims to which the uncertificated security is or may be subject are known to the undersigned.

5.	The pledge was registered on [INSERT DATE OF REGISTRATION].

THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEES AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

Very truly yours,

[INSERT ISSUER]

By:
Name:
Title:

28